Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2024 and 2023

Lincoln Life & Annuity Company of New York

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 28, 2025

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 – $7,204; 2023 – $7,350; allowance for credit losses: 2024 – $2; 2023 – $2)	$6,339	$6,724
Equity securities	9	8
Mortgage loans on real estate, net of allowance for credit losses	897	919
Policy loans	181	188
Derivative investments	21	16
Other investments	3	2
Total investments	7,450	7,857
Cash and invested cash	133	75
Deferred acquisition costs, value of business acquired and deferred sales inducements	495	532
Reinsurance recoverables, net of allowance for credit losses	524	536
Deposit assets, net of allowance for credit losses	1,670	1,637
Market risk benefit assets	267	215
Accrued investment income	85	92
Goodwill	26	26
Other assets	261	172
Separate account assets	7,882	7,598
Total assets	$18,793	$18,740

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,740	$4,891
Future contract benefits	2,147	2,157
Funds withheld reinsurance liabilities	1,670	1,638
Market risk benefit liabilities	32	57
Deferred front-end loads	176	178
Other liabilities	542	442
Separate account liabilities	7,882	7,598
Total liabilities	17,189	16,961

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,283	1,245
Accumulated other comprehensive income (loss)	(620)	(407)
Total stockholder’s equity	1,604	1,779
Total liabilities and stockholder’s equity	$18,793	$18,740

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$330	$351	$329
Fee income	259	254	271
Net investment income	369	373	374
Realized gain (loss)	9	2	(17)
Other revenues	1	1	–
Total revenues	968	981	957
Expenses
Benefits	462	525	495
Interest credited	176	186	184
Market risk benefit (gain) loss	(70)	(67)	(15)
Policyholder liability remeasurement (gain) loss	37	(25)	216
Commissions and other expenses	199	207	200
Total expenses	804	826	1,080
Income (loss) before taxes	164	155	(123)
Federal income tax expense (benefit)	24	27	(33)
Net income (loss)	140	128	(90)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	(177)	179	(1,515)
Market risk benefit non-performance risk gain (loss)	(45)	(36)	(9)
Policyholder liability discount rate remeasurement gain (loss)	9	(7)	62
Total other comprehensive income (loss), net of tax	(213)	136	(1,462)
Comprehensive income (loss)	$(73)	$264	$(1,552)

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,245	1,185	1,313
Net income (loss)	140	128	(90)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(68)	(38)
Balance as of end-of-year	1,283	1,245	1,185

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(407)	(543)	919
Other comprehensive income (loss), net of tax	(213)	136	(1,462)
Balance as of end-of-year	(620)	(407)	(543)
Total stockholder’s equity as of end-of-year	$1,604	$1,779	$1,583

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$140	$128	$(90)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(9)	(2)	17
Market risk benefit (gain) loss	(70)	(67)	(15)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	35	40	40
Accrued investment income	7	(1)	–
Insurance liabilities and reinsurance-related balances	(123)	(16)	90
Accrued expenses	6	8	(87)
Federal income tax accruals	13	(20)	(6)
Other	28	1	8
Net cash provided by (used in) operating activities	27	71	(43)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(305)	(420)	(259)
Sales of available-for-sale securities and equity securities	66	192	84
Maturities of available-for-sale securities	364	273	166
Issuance of mortgage loans on real estate	(50)	(52)	(59)
Repayment and maturities of mortgage loans on real estate	72	45	109
Repayment (issuance) of policy loans, net	7	7	22
Net change in collateral on investments, certain derivatives and related settlements	8	(6)	8
Other	(1)	–	–
Net cash provided by (used in) investing activities	161	39	71

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(2)	5	(38)
Deposits of fixed account balances	421	434	629
Withdrawals of fixed account balances	(447)	(419)	(555)
Transfers from (to) separate accounts, net	–	(33)	(36)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(68)	(38)
Net cash provided by (used in) financing activities	(130)	(81)	(38)

Net increase (decrease) in cash, invested cash and restricted cash	58	29	(10)
Cash, invested cash and restricted cash as of beginning-of-year	75	46	56
Cash, invested cash and restricted cash as of end-of-year	$133	$75	$46

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year financial statements have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, market risk benefits (“MRBs”), future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

We have certain variable annuity products that contain embedded derivatives that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of Federal Home Loan Bank (“FHLB”) common stock and short-term investments, which include investments with remaining maturities of one year or less at the date of acquisition. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of receivables resulting from sales of securities that had not yet settled as of the balance sheet date, certain reinsurance assets, premiums and fees receivable, current and deferred taxes, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of ceded MRB assets, other policyholder liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, certain reinsurance payables, payables for collateral on investments, employee benefit liabilities, current and deferred taxes, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $13 million, $13 million and $19 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 12.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Fee income related to 12b-1 fees, reported primarily within our Annuities segment, was $27 million, $25 million and $25 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

In 2024, no new Accounting Standards Updates (“ASUs”) were adopted that had an effect on the financial statements.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,177	$51	$812	$–	$5,416
U.S. government bonds	9	–	–	–	9
State and municipal bonds	411	3	56	–	358
Foreign government bonds	18	–	3	–	15
RMBS	261	2	36	–	227
CMBS	119	–	13	–	106
ABS	174	6	6	2	172
Hybrid and redeemable preferred securities	35	2	1	–	36
Total fixed maturity AFS securities	$7,204	$64	$927	$2	$6,339

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,230	$87	$633	$–	$5,684
U.S. government bonds	10	–	–	–	10
State and municipal bonds	498	13	46	–	465
Foreign government bonds	24	–	3	–	21
RMBS	269	2	30	–	241
CMBS	124	1	15	–	110
ABS	153	6	8	2	149
Hybrid and redeemable preferred securities	42	3	1	–	44
Total fixed maturity AFS securities	$7,350	$112	$736	$2	$6,724

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$63	$63
Due after one year through five years	965	961
Due after five years through ten years	827	797
Due after ten years	4,795	4,013
Subtotal	6,650	5,834
Structured securities (RMBS, CMBS, ABS)	554	505
Total fixed maturity AFS securities	$7,204	$6,339

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$713	$32	$3,516	$780	$4,229	$812
State and municipal bonds	68	2	189	54	257	56
Foreign government bonds	5	–	3	3	8	3
RMBS	15	–	186	36	201	36
CMBS	10	–	76	13	86	13
ABS	45	1	78	5	123	6
Hybrid and redeemable
preferred securities	2	–	8	1	10	1
Total fixed maturity AFS securities	$858	$35	$4,056	$892	$4,914	$927

Total number of fixed maturity AFS securities in an unrealized loss position						1,245

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$763	$93	$3,421	$540	$4,184	$633
State and municipal bonds	85	15	123	31	208	46
Foreign government bonds	5	–	3	3	8	3
RMBS	50	6	148	24	198	30
CMBS	13	2	69	13	82	15
ABS	23	–	101	8	124	8
Hybrid and redeemable
preferred securities	11	1	7	–	18	1
Total fixed maturity AFS securities	$950	$117	$3,872	$619	$4,822	$736

Total number of fixed maturity AFS securities in an unrealized loss position						1,184

(1)As of December 31, 2024 and 2023, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$732	$213	163
Six months or greater, but less than nine months	–	–	–
Nine months or greater, but less than twelve months	6	3	3
Twelve months or greater	637	327	212
Total	$1,375	$543	378

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$151	$55	54
Six months or greater, but less than nine months	39	11	14
Nine months or greater, but less than twelve months	70	20	18
Twelve months or greater	551	224	183
Total	$811	$310	269

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $191 million for the year ended December 31, 2024. As discussed further below, we believe the unrealized loss position as of December 31, 2024, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$2	$2

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$–	$–
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	3	3
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$3	$3

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2)As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $76 million, $78 million and $79 million, respectively, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2024	2023
Current	$900	$923
30 to 59 days past due	–	–
60 to 89 days past due	–	–
90 or more days past due	–	–
Allowance for credit losses	(3)	(4)
Unamortized premium (discount)	–	–
Mark-to-market gains (losses)	–	–
Total carrying value	$897	$919

Our mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 27% and 29% of mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, there were no mortgage loans on real estate on non-accrual status.

We use LTV and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate. The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt- Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$44	2.02	$5	1.29	$–	–	$49
2023	52	1.73	–	–	–	–	52
2022	53	1.93	4	1.71	–	–	57
2021	102	3.67	–	–	–	–	102
2020	72	3.51	–	–	–	–	72
2019 and prior	568	2.77	–	–	–	–	568
Total	$891		$9		$–		$900

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$52	1.85	$–	–	$–	–	$52
2022	54	2.00	4	1.79	–	–	58
2021	103	3.50	–	–	–	–	103
2020	78	3.52	–	–	–	–	78
2019	175	3.10	–	–	–	–	175
2018 and prior	457	2.64	–	–	–	–	457
Total	$919		$4		$–		$923

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Balance as of beginning-of-year	$4	$4	$4
Additions (reductions) from provision for credit loss expense (1)	(1)	–	–
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$3	$4	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2)Accrued investment income on mortgage loans on real estate totaled $2 million as of December 31, 2024, 2023 and 2022, and was excluded from the estimate of credit losses.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022

Fixed maturity AFS securities	$322	$324	$323
Mortgage loans on real estate	36	35	36
Policy loans	5	12	12
Cash and invested cash	5	2	–
Commercial mortgage loan prepayment
and bond make-whole premiums	2	2	3
Consent fees	–	–	1
Other investments	2	1	1
Investment income	372	376	376
Investment expense	(3)	(3)	(2)
Net investment income	$369	$373	$374

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$–	$(2)	$–
ABS	–	1	(3)
Total credit loss benefit (expense)	$–	$(1)	$(3)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$21	$21	$16	$16

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$5	$(6)	$15

Investment Commitments

As of December 31, 2024, our investment commitments were $7 million, which included $4 million of mortgage loans on real estate and $3 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024 and 2023, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $87 million and $89 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $78 million and $83 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.1 billion and $1.2 billion, respectively, or 15% of total investments, and our investments in securities in the utilities industry with a fair value of $912 million and $946 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

4. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 12 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.

Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Foreign currency contracts (1)	$136	$17	$1	$127	$13	$2
Total cash flow hedges	136	17	1	127	13	2
Non-Qualifying Hedges
Interest rate contracts (1)	400	–	–	400	–	–
Equity market contracts (1)	124	5	–	115	5	–
LPR ceded derivative (2)	–	15	–	–	16	–
Embedded derivatives:
Fixed indexed annuity
and IUL contracts (3)	–	–	2	–	–	2
Total derivative instruments	$660	$37	$3	$642	$34	$4

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts	$–	$–	$400	$–	$–	$400
Foreign currency contracts (1)	–	3	41	82	10	136
Equity market contracts	124	–	–	–	–	124
Total derivative instruments
with notional amounts	$124	$3	$441	$82	$10	$660

(1)As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$11	$17	$1
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	–	–	4
Foreign currency contracts	1	(3)	8
Change in foreign currency exchange rate adjustment	6	(4)	10
Income tax benefit (expense)	(2)	2	(5)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	2	1	1
Balance as of end-of-year	$14	$11	$17

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$369	$462
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Non-Qualifying Hedges
Equity market contracts	2	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(4)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$2	$373	$525
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	1	–
Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(17)	$374	$495
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	1	–
Non-Qualifying Hedges
Equity market contracts	(4)	–	–
LPR ceded derivative	–	–	5
Embedded derivatives:
Fixed indexed annuity and IUL contracts	3	–	–

As of December 31, 2024, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$13	$–	$6	$–
A+	8	–	10	–
Total cash collateral	$21	$–	$16	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$–	$22
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	–	21
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2024.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2024.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$18	$–	$18
Gross amounts offset	(2)	–	(2)
Net amount of assets	16	–	16
Gross amounts not offset:
Cash collateral (1)	(16)	–	(16)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $2 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2023.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2023.

5. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$94	$100
Fixed Annuities	4	4
Traditional Life	39	47
UL and Other	342	366
Group Protection	10	9
Retirement Plan Services	6	6
Total DAC, VOBA and DSI	$495	$532

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$2	$2
UL and Other	174	176
Total DFEL	$176	$178

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$97	$3	$35	$184	$9	$6
Deferrals	2	–	–	3	7	1
Amortization	(8)	–	(4)	(11)	(6)	(1)
Balance as of end-of-year	$91	$3	$31	$176	$10	$6

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$103	$3	$39	$192	$8	$7
Deferrals	3	–	1	3	6	–
Amortization	(9)	–	(5)	(11)	(5)	(1)
Balance as of end-of-year	$97	$3	$35	$184	$9	$6

DAC amortization expense of $30 million, $31 million and $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Traditional Life	UL and Other
Balance as of beginning-of-year	$12	$182
Amortization	(4)	(16)
Balance as of end-of-year	$8	$166

	For the Year Ended December 31, 2023
	Traditional Life	UL and Other
Balance as of beginning-of-year	$14	$201
Amortization	(2)	(19)
Balance as of end-of-year	$12	$182

VOBA amortization expense of $20 million, $21 million and $25 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$19
2026	17
2027	14
2028	12
2029	11

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2024, 2023 and 2022.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$2	$176	$3	$174
Deferrals	–	8	–	11
Amortization	–	(10)	(1)	(9)
Balance as of end-of-year	$2	$174	$2	$176

DFEL amortization of $10 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2024, 2023 and 2022.

6. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$793	$810	$811
Reinsurance ceded	(204)	(205)	(211)
Total insurance premiums and fee income	$589	$605	$600

Direct insurance benefits	$636	$694	$694
Reinsurance ceded	(174)	(169)	(199)
Total benefits	$462	$525	$495

Direct market risk benefit (gain) loss	$(135)	$(121)	$(148)
Reinsurance ceded	65	54	133
Total market risk benefit (gain) loss	$(70)	$(67)	$(15)

Direct policyholder liability remeasurement (gain) loss	$41	$(46)	$343
Reinsurance ceded	(4)	21	(127)
Total policyholder liability remeasurement (gain) loss	$37	$(25)	$216

We cede insurance to other companies. The portion of our annuity and life insurance risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies. Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks. There were $2 million in reserves associated with these reinsurance arrangements as of December 31, 2024, and there were none as of December 31, 2023.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. As of December 31, 2024 and 2023, our most significant reinsurance recoverable from a third-party reinsurer was $258 million and $268 million, respectively, or 49% and 50% of total amounts recoverable from reinsurers.

Effective April 1, 2016, we entered into a coinsurance agreement with a third-party reinsurer to reinsure certain blocks of in-force UL products with secondary guarantees, which resulted in a deposit asset of $1.6 billion as of December 31, 2024 and 2023. The reinsurer has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $1.2 billion as of December 31, 2024 and 2023.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million as of December 31, 2024 and 2023.

7. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

The fair value of our reporting unit (Level 3 fair value estimates) is comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$5	$7	$5

8. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$267	$32	$(235)	$215	$57	$(158)
Total MRBs	$267	$32	$(235)	$215	$57	$(158)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$(158)	$(83)
Less: Effect of cumulative changes in
non-performance risk	(53)	(99)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(105)	16
Attributed fees collected	81	80
Benefit payments	–	(2)
Effect of changes in interest rates	(96)	(13)
Effect of changes in equity markets	(113)	(158)
Effect of changes in equity index volatility	(5)	(29)
In-force updates and other changes in MRBs (1)	7	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	–	(2)
Effect of changes in other future expected
assumptions (2)	(8)	(5)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(239)	(105)
Effect of cumulative changes in
non-performance risk	4	(53)
Balance as of end-of-year	(235)	(158)
Less: Ceded MRB assets (liabilities)	(187)	(123)
Balance as of end-of-year, net of reinsurance	$(48)	$(35)

Weighted-average age of policyholders (years)	72	71
Net amount at risk (3)	$79	$141

(1)Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder lapse and GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality assumptions.

See “MRBs” in Note 1 and Note 12 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

9. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$7,862	$7,578
Exchange-traded funds	20	20
Total separate account assets	$7,882	$7,598

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$5,586	$5,487
UL and Other	792	709
Retirement Plan Services	1,504	1,402
Total separate account liabilities	$7,882	$7,598

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,487	$709	$1,402	$5,054	$604	$1,167
Gross deposits	136	14	179	192	16	164
Withdrawals	(633)	(8)	(300)	(436)	(6)	(159)
Policyholder assessments	(134)	(15)	(11)	(128)	(15)	(9)
Change in market performance	711	110	234	767	112	237
Net transfers from (to) general account	19	(18)	–	38	(2)	2
Balance as of end-of-year	$5,586	$792	$1,504	$5,487	$709	$1,402

Cash surrender value	$5,498	$790	$1,503	$5,383	$706	$1,402

10. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$16	$21
Fixed Annuities	344	401
UL and Other	2,618	2,677
Retirement Plan Services	1,541	1,562
Other (1)	221	230
Total policyholder account balances	$4,740	$4,891

(1)Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$21	$401	$2,677	$1,562
Gross deposits	13	5	200	202
Withdrawals	–	(71)	(103)	(275)
Policyholder assessments	–	–	(284)	–
Net transfers from (to) separate account	(19)	–	19	–
Interest credited	1	9	107	52
Change in fair value of embedded derivative
instruments and other	–	–	2	–
Balance as of end-of-year	$16	$344	$2,618	$1,541

Weighted-average crediting rate	3.4%	2.5%	4.0%	3.4%
Net amount at risk (1)(2)	$79	$–	$16,647	$–
Cash surrender value	15	343	2,423	1,539

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$488	$2,735	$1,540
Gross deposits	33	5	207	190
Withdrawals	(2)	(105)	(90)	(223)
Policyholder assessments	–	–	(291)	–
Net transfers from (to) separate account	(38)	–	3	3
Interest credited	1	13	110	52
Change in fair value of embedded derivative
instruments and other	–	–	3	–
Balance as of end-of-year	$21	$401	$2,677	$1,562

Weighted-average crediting rate	4.0%	2.8%	4.1%	3.4%
Net amount at risk (1)(2)	$141	$–	$17,528	$–
Cash surrender value	21	400	2,466	1,561

(1)NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2)Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total

Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	6
Total	$10	$–	$–	$–	$–	$16

Fixed Annuities
Up to 1.00%	$1	$3	$4	$6	$1	$15
1.01% - 2.00%	9	–	1	–	–	10
2.01% - 3.00%	175	5	–	–	–	180
3.01% - 4.00%	70	–	–	–	–	70
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	38
Total	$286	$8	$5	$6	$1	$344

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	781	–	–	–	–	781
3.01% - 4.00%	1,265	–	–	–	–	1,265
4.01% and above	309	–	–	–	–	309
Other (1)	–	–	–	–	–	255
Total	$2,355	$–	$7	$–	$1	$2,618

Retirement Plan Services
Up to 1.00%	$4	$–	$14	$423	$143	$584
1.01% - 2.00%	–	7	77	11	–	95
2.01% - 3.00%	58	–	–	–	–	58
3.01% - 4.00%	149	–	–	–	–	149
4.01% and above	655	–	–	–	–	655
Total	$866	$7	$91	$434	$143	$1,541

	As of December 31, 2023
		1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
	At Guaranteed Minimum					Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	11
Total	$10	$–	$–	$–	$–	$21

Fixed Annuities
Up to 1.00%	$2	$3	$6	$7	$2	$20
1.01% - 2.00%	11	1	2	2	–	16
2.01% - 3.00%	186	24	–	–	–	210
3.01% - 4.00%	79	–	–	–	–	79
4.01% and above	32	–	–	–	–	32
Other (1)	–	–	–	–	–	44
Total	$310	$28	$8	$9	$2	$401

UL and Other
Up to 1.00%	$–	$–	$8	$–	$–	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	812	–	–	–	–	812
3.01% - 4.00%	1,295	–	–	–	–	1,295
4.01% and above	315	–	–	–	–	315
Other (1)	–	–	–	–	–	247
Total	$2,422	$–	$8	$–	$–	$2,677

Retirement Plan Services
Up to 1.00%	$1	$15	$9	$386	$123	$534
1.01% - 2.00%	1	23	67	7	–	98
2.01% - 3.00%	67	–	–	–	–	67
3.01% - 4.00%	162	–	–	–	–	162
4.01% and above	701	–	–	–	–	701
Total	$932	$38	$76	$393	$123	$1,562

(1)Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

11. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$114	$122
Traditional Life (1)	360	383
Group Protection (2)	108	105
UL and Other (3)	1,141	1,091
Other (4)	424	456
Total future contract benefits	$2,147	$2,157

(1)See “LFPB” below for further information.
(2)See “Liability for Future Claims” below for further information.
(3)See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4)Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life
Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$130	$–	$140
Less: Effect of cumulative changes in discount
rate assumptions	–	1	–	4
Beginning balance at original discount rate	–	129	–	144
Effect of changes in cash flow assumptions	–	7	–	(2)
Effect of actual variances from expected experience	–	(8)	–	(3)
Adjusted balance as of beginning-of-year	–	128	–	139
Issuances	–	–	–	–
Interest accrual	–	6	–	7
Net premiums collected	–	(16)	–	(17)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	118	–	129
Effect of cumulative changes in discount rate assumptions	–	(1)	–	1
Balance as of end-of-year	$–	$117	$–	$130

Present Value of Expected LFPB
Balance as of beginning-of-year	$122	$513	$111	$539
Less: Effect of cumulative changes in discount
rate assumptions	(6)	6	(10)	(2)
Beginning balance at original discount rate (1)	128	507	121	541
Effect of changes in cash flow assumptions	–	6	–	(2)
Effect of actual variances from expected experience	1	(3)	1	(5)
Adjusted balance as of beginning-of-year	129	510	122	534
Issuances	2	–	12	–
Interest accrual	5	14	5	15
Benefit payments	(12)	(47)	(11)	(42)
Ending balance at original discount rate (1)	124	477	128	507
Effect of cumulative changes in discount rate assumptions	(10)	–	(6)	6
Balance as of end-of-year	$114	$477	$122	$513

Net balance as of end-of-year	$114	$360	$122	$383
Less: Reinsurance recoverables	1	21	1	21
Net balance as of end-of-year, net of reinsurance	$113	$339	$121	$362

Weighted-average duration of future policyholder
benefit liability (years)	9	6	9	6

(1)Includes DPL within Payout Annuities of $2 million, $3 million and $1 million as of December 31, 2024, 2023 and 2022, respectively.

For the years ended December 31, 2024 and 2023, Payout Annuities and Traditional Life did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	201	114	202	122
Traditional Life
Expected future gross premiums	380	264	404	290
Expected future benefit payments	580	477	617	513

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$2	$12	$6
Interest accretion	5	5	5
Traditional Life
Gross premiums	35	38	41
Interest accretion	8	8	9

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.4%	4.4%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	5.7%	5.6%
Current discount rate	5.1%	4.6%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$105	$94
Less: Effect of cumulative changes in discount
rate assumptions	(8)	(10)
Beginning balance at original discount rate	113	104
Effect of changes in cash flow assumptions	(1)	–
Effect of actual variances from expected
experience	(4)	(2)
Adjusted beginning-of-year balance	108	102
New incidence	30	30
Interest	3	3
Benefit payments	(23)	(22)
Ending balance at original discount rate	118	113
Effect of cumulative changes in discount
rate assumptions	(10)	(8)
Balance as of end-of-year	108	105
Less: Reinsurance recoverables	2	3
Balance as of end-of-year, net of reinsurance	$106	$102

Weighted-average duration of liability for future
claims (years)	5	5

For the years ended December 31, 2024 and 2023, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$141	$108	$134	$105

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$99	$84	$62
Interest accretion	3	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$1,091	$1,051
Less: Effect of cumulative changes in shadow
balance in AOCI	(21)	(33)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,112	1,084
Effect of changes in cash flow assumptions	18	(25)
Effect of actual variances from expected
experience	23	(17)
Adjusted beginning-of-year balance	1,153	1,042
Interest accrual	49	46
Net assessments collected	68	74
Benefit payments	(101)	(50)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,169	1,112
Effect of cumulative changes in shadow
balance in AOCI	(28)	(21)
Balance as of end-of-year	1,141	1,091
Less: Reinsurance recoverables	118	114
Balance as of end-of-year, net of reinsurance	$1,023	$977

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15

For the years ended December 31, 2024 and 2023, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$169	$186	$173
Interest accretion	49	46	38

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	4.8%	4.8%

12. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,397	$19	$5,416
ABS	–	150	22	172
U.S. government bonds	9	–	–	9
Foreign government bonds	–	15	–	15
RMBS	–	224	3	227
CMBS	–	106	–	106
State and municipal bonds	–	358	–	358
Hybrid and redeemable preferred securities	–	36	–	36
Equity securities	–	9	–	9
Derivative investments (1)	–	21	–	21
Other investments – short-term investments	–	–	1	1
MRB assets	–	–	267	267
Other assets – LPR ceded derivative	–	–	15	15
Separate account assets	20	7,862	–	7,882
Total assets	$29	$14,178	$327	$14,534

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(32)	(32)
Other liabilities:
Ceded MRBs	–	–	(187)	(187)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(221)	$(222)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,670	$14	$5,684
ABS	–	139	10	149
U.S. government bonds	10	–	–	10
Foreign government bonds	–	21	–	21
RMBS	–	238	3	241
CMBS	–	110	–	110
State and municipal bonds	–	465	–	465
Hybrid and redeemable preferred securities	–	44	–	44
Equity securities	–	8	–	8
Derivative investments (1)	–	18	–	18
MRB assets	–	–	215	215
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	20	7,578	–	7,598
Total assets	$30	$14,291	$258	$14,579

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(57)	(57)
Other liabilities:
Ceded MRBs	–	–	(123)	(123)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(182)	$(184)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 8.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$14	$–	$1	$10	$(6)	$19
ABS	10	–	(1)	32	(19)	22
RMBS	3	–	–	–	–	3
CMBS	–	–	–	1	(1)	–
Other investments	–	–	–	1	–	1
Other assets – LPR ceded derivative (3)	16	(1)	–	–	–	15
Liabilities
Policyholder account balances – fixed
annuity and IUL contracts (4)	(2)	(2)	–	2	–	(2)
Other liabilities – ceded MRBs (5)	(123)	(64)	–	–	–	(187)
Total, net	$(82)	$(67)	$–	$46	$(26)	$(129)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$(4)	$7	$14
ABS	9	–	–	6	(5)	10
RMBS	–	–	–	–	3	3
Hybrid and redeemable
preferred securities	4	–	(1)	–	(3)	–
Other assets – LPR ceded derivative (3)	14	2	–	–	–	16
Liabilities
Policyholder account balances – fixed
annuity and IUL contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (5)	(68)	(55)	–	–	–	(123)
Total, net	$(29)	(56)	(1)	2	2	(82)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$100	$–	$(44)	$8	$(53)	$11
ABS	10	–	(1)	–	–	9
Foreign government bonds	6	–	(3)	–	(3)	–
Hybrid and redeemable
preferred securities	5	–	(1)	–	–	4
Other assets:
Ceded MRBs (5)	83	(83)	–	–	–	–
LPR ceded derivative (3)	19	(5)	–	–	–	14
Liabilities
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(3)	3	–	1	–	1
Other liabilities – ceded MRBs (5)	(19)	(49)	–	–	–	(68)
Total, net	$201	$(134)	$(49)	$9	$(56)	$(29)

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3)Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).
(4)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5)Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$–	$(1)	$10
ABS	34	–	–	(2)	–	32
CMBS	1	–	–	–	–	1
Other investments	2	–	(1)	–	–	1
Policyholder account balances – fixed
annuity and IUL contracts	–	–	–	2	–	2
Total, net	$48	$–	$(1)	$–	$(1)	$46

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(5)	$(4)
ABS	8	–	–	(2)	–	6
Total, net	$9	$–	$–	$(2)	$(5)	$2

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(2)	$–	$(1)	$–	$8
ABS	1	–	–	(1)	–	–
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	1	–	1
Total, net	$12	$(2)	$–	$(1)	$–	$9

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
MRBs (1)	70	65	13
Other assets – LPR ceded derivative (2)	(1)	2	(5)
Total, net	$69	$67	$8

(1)Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(2)Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(44)
ABS	–	–	(1)
Foreign government bonds	–	–	(3)
Hybrid and redeemable preferred securities	–	–	(1)
Total, net	$–	$–	$(49)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$(6)	$(6)
ABS	–	(19)	(19)
CMBS	–	(1)	(1)
Total, net	$–	$(26)	$(26)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(2)	$7
ABS	–	(5)	(5)
RMBS	3	–	3
Hybrid and redeemable preferred securities	1	(4)	(3)
Total, net	$13	$(11)	$2

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$3	$(56)	$(53)
Foreign government bonds	–	(3)	(3)
Total, net	$3	$(59)	$(56)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	-	2.8%	2.0%

MRB assets	267	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	92%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	14.50%
Other assets – LPR
ceded derivative	15	Discounted cash flow	Lapse (3)	0.1%	-	2.00%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(32)
Other liabilities –
ceded MRBs	(187)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	92%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	2.1%	-	2.1%	2.1%

MRB assets	215	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.00%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(57)
Other liabilities –
ceded MRBs	(123)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market

observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the         sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$797	$–	$797	$897
Other investments	–	–	2	2	2
Policy loans	–	181	–	181	181
Cash and invested cash	–	133	–	133	133

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(808)	$(808)	$(1,247)
Other liabilities – short-term debt	–	(4)	–	(4)	(4)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,670)	(1,670)	(1,670)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$826	$–	$826	$919
Other investments	–	–	2	2	2
Policy loans	–	188	–	188	188
Cash and invested cash	–	75	–	75	75

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(962)	$(962)	$(1,291)
Other liabilities – short-term debt	–	(6)	–	(6)	(6)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,638)	(1,638)	(1,638)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value and primarily includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments and tax authorities, regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, tax laws and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski) remains subject to final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s financial statements. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe

Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Commitments

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2024 and 2023, 84% and 87%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(467)	$(652)	$879
Unrealized holding gains (losses) arising during the year	(242)	251	(2,102)
Change in foreign currency exchange rate adjustment	(6)	4	(10)
Change in future contract benefits and policyholder account balances, net of reinsurance	17	(27)	174
Income tax benefit (expense)	49	(48)	407
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3)	(6)	–
Income tax benefit (expense)	1	1	–
Balance as of end-of-year	$(647)	$(467)	$(652)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$11	$17	$1
Unrealized holding gains (losses) arising during the year	1	(3)	12
Change in foreign currency exchange rate adjustment	6	(4)	10
Income tax benefit (expense)	(2)	2	(5)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	2	1	1
Balance as of end-of-year	$14	$11	$17
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$42	$78	$87
Adjustment arising during the year	(57)	(46)	(11)
Income tax benefit (expense)	12	10	2
Balance as of end-of-year	$(3)	$42	$78
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$7	$14	$(48)
Adjustment arising during the year	11	(9)	79
Income tax benefit (expense)	(2)	2	(17)
Balance as of end-of-year	$16	$7	$14

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(3)	$(6)	$–	Realized gain (loss)
Reclassification before income tax benefit (expense)	(3)	(6)	–	Income (loss) before taxes
Income tax benefit (expense)	1	1	–	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(5)	$–	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$2	$1	$1	Net investment income
Reclassifications, net of income tax	$2	$1	$1	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities:
Gross gains	$–	$1	$1
Gross losses	(3)	(7)	(1)
Credit loss benefit (expense) (1)	–	(1)	(3)
Realized gain (loss) on equity securities (2)	1	–	–
Credit loss benefit (expense) on mortgage loans on real estate	1	–	–
Credit loss benefit (expense) on reinsurance-related assets	–	–	(17)
Indexed product derivative results (3)	–	–	(1)
GLB rider fees ceded to LNL and attributed fees	10	9	4
Total realized gain (loss)	$9	$2	$(17)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Includes mark-to-market adjustments on equity securities still held of $1 million for the year ended December 31, 2024. There were no mark-to-market adjustments on equity securities for the years ended December 31, 2023 and 2022.
(3)Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$51	$52	$55
General and administrative expenses	71	77	70
Expenses associated with reserve financing, LOCs and other	22	20	19
DAC and VOBA deferrals, net of amortization	38	39	33
Taxes, licenses and fees	17	19	23
Total	$199	$207	$200

17. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(3)	$37	$(13)
Deferred	27	(10)	(20)
Federal income tax expense (benefit)	$24	$27	$(33)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$164	$155	$(123)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	34	33	(26)
Effect of:
Tax-preferred investment income (1)	(2)	(4)	(5)
Tax credits	(1)	(2)	(2)
Release of uncertain tax positions	(7)	–	–
Federal income tax expense (benefit)	$24	$27	$(33)
Effective tax rate	15%	17%	27%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$9	$(5)
Deferred	18	(12)
Total federal income tax asset (liability)	$27	$(17)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$182	$131
Tax credits	2	2
Other	1	1
Total deferred tax assets	$185	$134
Deferred Tax Liabilities
DAC and VOBA	77	83
Insurance liabilities and reinsurance-related balances	73	49
Investment activity	5	4
MRB-related activity	10	8
Other	2	2
Total deferred tax liabilities	$167	$146
Net deferred tax asset (liability)	$18	$(12)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2024, we have $2 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we did not have any net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$9	$3
Increases for prior year tax positions	(7)	6
Balance as of end-of-year	$2	$9

As of December 31, 2024 and 2023, $2 million and $9 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will not decrease by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

18. Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2024	2023
U.S. capital and surplus	$985	$1,033

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$141	$165	$72
U.S. net income (loss)	143	159	68

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for individual life insurance and variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Conservative valuation rate on certain annuities	$1	$(2)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	20	(31)

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was approximately nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York

State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $100 million in 2025 without New York State Department of Financial Services approval.

19. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Income taxes	$11	$47	$(27)
Interest	2	2	–

20. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Ceded reinsurance contracts	$83	$100	Reinsurance recoverables, net of
			allowance for credit losses
Ceded reinsurance contracts	21	22	Other assets
Service agreement receivable	1	4	Other assets

Liabilities with affiliates:
Cash management agreement	4	6	Other liabilities
Ceded reinsurance contracts	198	135	Other liabilities
Service agreement payable	27	13	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(51)	$(44)	$(41)	Insurance premiums
Cash management agreement activity	–	(2)	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts – other gains (losses)	(32)	(34)	(36)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(2)	(2)	5	Benefits
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Market risk benefit (gain) loss on ceded
reinsurance contracts	65	54	132	Market risk benefit (gain) loss
Ceded reinsurance contracts	(12)	(14)	(17)	Commissions and other expenses
Service agreement payments	74	82	72	Commissions and other expenses
Cash management agreement activity	2	–	–	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2024.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

21. Subsequent Events

Management evaluated subsequent events for the Company through March 28, 2025, the date the financial statements were available to be issued.

On March 21, 2025, LLANY paid a cash dividend in the amount of $98 million to LNL.

Management identified no other items or events required for disclosure.

LLANY Separate Account R For Flexible Premium Variable Life Insurance

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Discovery Value Portfolio - Class A	$1,066,449	$1,066,449	$1,066,449
AB VPS International Value Portfolio - Class A	70,830	70,830	70,830
AB VPS Large Cap Growth Portfolio - Class A	320,886	320,886	320,886
AB VPS Relative Value Portfolio - Class A	774,335	774,335	774,335
AB VPS Sustainable Global Thematic Portfolio - Class A	655,145	655,145	655,145
American Funds Global Growth Fund - Class 2	2,709,613	2,709,613	2,709,613
American Funds Global Small Capitalization Fund - Class 2	370,615	370,615	370,615
American Funds Growth Fund - Class 2	4,747,420	4,747,420	4,747,420
American Funds Growth-Income Fund - Class 2	2,886,766	2,886,766	2,886,766
American Funds International Fund - Class 2	1,394,027	1,394,027	1,394,027
ClearBridge Variable Mid Cap Portfolio - Class I	1,966	1,966	1,966
DWS Equity 500 Index VIP Portfolio - Class A	1,207,316	1,207,316	1,207,316
DWS Small Cap Index VIP Portfolio - Class A	599,246	599,246	599,246
Fidelity® VIP Contrafund® Portfolio - Service Class	3,063,544	3,063,544	3,063,544
Fidelity® VIP Equity-Income Portfolio - Service Class	411,320	411,320	411,320
Fidelity® VIP Growth Opportunities Portfolio - Service Class	91,347	91,347	91,347
Fidelity® VIP Growth Portfolio - Service Class	1,265,209	1,265,209	1,265,209
Fidelity® VIP High Income Portfolio - Service Class	31,256	31,256	31,256
Fidelity® VIP Mid Cap Portfolio - Service Class	1,146,241	1,146,241	1,146,241
Fidelity® VIP Overseas Portfolio - Service Class	237,477	237,477	237,477
Franklin Income VIP Fund - Class 1	1,242,521	1,242,521	1,242,521
Franklin Mutual Shares VIP Fund - Class 1	1,075,368	1,075,368	1,075,368
Franklin Small-Mid Cap Growth VIP Fund - Class 1	410,228	410,228	410,228
Invesco V.I. American Franchise Fund - Series I Shares	575,003	575,003	575,003
Invesco V.I. Core Equity Fund - Series I Shares	173,414	173,414	173,414
Invesco V.I. EQV International Equity Fund - Series I Shares	84,961	84,961	84,961
Janus Henderson Balanced Portfolio - Institutional Shares	478,825	478,825	478,825
Janus Henderson Balanced Portfolio - Service Shares	58,754	58,754	58,754
Janus Henderson Enterprise Portfolio - Service Shares	212,157	212,157	212,157
Janus Henderson Global Research Portfolio - Institutional Shares	283,413	283,413	283,413
Janus Henderson Global Research Portfolio - Service Shares	37,389	37,389	37,389
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	15,177	15,177	15,177
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	609,415	609,415	609,415
LVIP American Century Balanced Fund - Standard Class II	502,338	502,338	502,338
LVIP American Century Inflation Protection Fund - Standard Class II	212,437	212,437	212,437
LVIP American Century Ultra Fund - Standard Class	335,791	335,791	335,791
LVIP Baron Growth Opportunities Fund - Service Class	882,179	882,179	882,179
LVIP Baron Growth Opportunities Fund - Standard Class	176,027	176,027	176,027
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	530,532	530,532	530,532
LVIP BlackRock Global Allocation Fund - Standard Class	2,098,755	2,098,755	2,098,755
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	152,470	152,470	152,470
LVIP BlackRock Real Estate Fund - Standard Class	186,179	186,179	186,179
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	30,085	30,085	30,085
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	290,335	290,335	290,335
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	157,839	157,839	157,839
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	279,966	279,966	279,966
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	102,481	102,481	102,481
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	540,871	540,871	540,871
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	$29,947	$29,947	$29,947
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	428,332	428,332	428,332
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	144,156	144,156	144,156
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	1,343,967	1,343,967	1,343,967
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	102,848	102,848	102,848
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	194,990	194,990	194,990
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,040,151	1,040,151	1,040,151
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,510,794	1,510,794	1,510,794
LVIP Government Money Market Fund - Standard Class	6,044,365	6,044,365	6,044,365
LVIP JPMorgan High Yield Fund - Standard Class	279,058	279,058	279,058
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	93,312	93,312	93,312
LVIP Macquarie Bond Fund - Standard Class	1,054,842	1,054,842	1,054,842
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	1,258,782	1,258,782	1,258,782
LVIP Macquarie Diversified Income Fund - Standard Class	822,902	822,902	822,902
LVIP Macquarie High Yield Fund - Standard Class	255,812	255,812	255,812
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	190,161	190,161	190,161
LVIP Macquarie Mid Cap Value Fund - Standard Class	17,603	17,603	17,603
LVIP Macquarie SMID Cap Core Fund - Standard Class	844,245	844,245	844,245
LVIP Macquarie Social Awareness Fund - Standard Class	47,324	47,324	47,324
LVIP Macquarie U.S. Growth Fund - Standard Class	439,987	439,987	439,987
LVIP Macquarie U.S. REIT Fund - Standard Class	645,465	645,465	645,465
LVIP Macquarie Value Fund - Standard Class	392,301	392,301	392,301
LVIP MFS International Growth Fund - Standard Class	522,972	522,972	522,972
LVIP MFS Value Fund - Standard Class	834,468	834,468	834,468
LVIP Mondrian Global Income Fund - Standard Class	617,467	617,467	617,467
LVIP Mondrian International Value Fund - Standard Class	652,926	652,926	652,926
LVIP SSGA Bond Index Fund - Standard Class	312,129	312,129	312,129
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	505,109	505,109	505,109
LVIP SSGA International Index Fund - Standard Class	43,887	43,887	43,887
LVIP SSGA International Managed Volatility Fund - Standard Class	6,279	6,279	6,279
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,640,360	1,640,360	1,640,360
LVIP SSGA S&P 500 Index Fund - Standard Class	4,760,372	4,760,372	4,760,372
LVIP SSGA Small-Cap Index Fund - Standard Class	1,029,518	1,029,518	1,029,518
LVIP Structured Moderate Allocation Fund - Standard Class	100,527	100,527	100,527
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	511,481	511,481	511,481
LVIP T. Rowe Price 2040 Fund - Standard Class	10,852	10,852	10,852
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	334,656	334,656	334,656
LVIP Vanguard Bond Allocation Fund - Standard Class	100,312	100,312	100,312
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	59,387	59,387	59,387
LVIP Vanguard International Equity ETF Fund - Standard Class	1,143,633	1,143,633	1,143,633
LVIP Wellington SMID Cap Value Fund - Standard Class	170,412	170,412	170,412
Macquarie VIP Emerging Markets Series - Standard Class	1,464,364	1,464,364	1,464,364
Macquarie VIP Small Cap Value Series - Standard Class	1,293,455	1,293,455	1,293,455
MFS® VIT Growth Series - Initial Class	746,662	746,662	746,662
MFS® VIT Total Return Series - Initial Class	296,296	296,296	296,296
MFS® VIT Utilities Series - Initial Class	926,718	926,718	926,718
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,274,556	1,274,556	1,274,556
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	64,119	64,119	64,119
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	44,448	44,448	44,448
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	$516,430	$516,430	$516,430
Putnam VT Large Cap Value Fund - Class IB	35,864	35,864	35,864
Templeton Foreign VIP Fund - Class 2	72,652	72,652	72,652
Templeton Global Bond VIP Fund - Class 1	126,795	126,795	126,795
Templeton Growth VIP Fund - Class 1	167,224	167,224	167,224
Templeton Growth VIP Fund - Class 2	25,433	25,433	25,433
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$10,341	$(3,894)	$6,447	$19,389	$58,883	$78,272	$26,150	$110,869
AB VPS International Value Portfolio - Class A	1,937	(340)	1,597	326	—	326	1,008	2,931
AB VPS Large Cap Growth Portfolio - Class A	161	(2,356)	(2,195)	942	11,937	12,879	51,096	61,780
AB VPS Relative Value Portfolio - Class A	11,051	(5,327)	5,724	2,691	26,253	28,944	50,141	84,809
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(2,944)	(2,944)	4,094	1,886	5,980	33,277	36,313
American Funds Global Growth Fund - Class 2	41,067	(5,395)	35,672	11,370	72,548	83,918	188,277	307,867
American Funds Global Small Capitalization Fund - Class 2	3,807	(1,151)	2,656	(3,900)	13,036	9,136	(4,972)	6,820
American Funds Growth Fund - Class 2	14,871	(18,403)	(3,532)	186,269	100,967	287,236	924,578	1,208,282
American Funds Growth-Income Fund - Class 2	30,236	(10,834)	19,402	51,281	120,037	171,318	374,015	564,735
American Funds International Fund - Class 2	17,208	(4,900)	12,308	4,279	—	4,279	19,111	35,698
ClearBridge Variable Mid Cap Portfolio - Class I	12	(2)	10	1	43	44	124	178
DWS Equity 500 Index VIP Portfolio - Class A	13,923	(6,552)	7,371	38,392	66,326	104,718	129,212	241,301
DWS Small Cap Index VIP Portfolio - Class A	6,520	(3,269)	3,251	(143)	15,282	15,139	39,199	57,589
Fidelity® VIP Contrafund® Portfolio - Service Class	2,636	(15,070)	(12,434)	97,147	346,925	444,072	364,193	795,831
Fidelity® VIP Equity-Income Portfolio - Service Class	6,883	(3,077)	3,806	4,310	23,723	28,033	22,195	54,034
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(647)	(647)	1,695	—	1,695	24,203	25,251
Fidelity® VIP Growth Portfolio - Service Class	—	(2,743)	(2,743)	12,158	265,690	277,848	17,068	292,173
Fidelity® VIP High Income Portfolio - Service Class	1,805	(243)	1,562	(390)	—	(390)	1,116	2,288
Fidelity® VIP Mid Cap Portfolio - Service Class	4,176	(2,901)	1,275	3,911	113,317	117,228	6,691	125,194
Fidelity® VIP Overseas Portfolio - Service Class	3,939	(1,826)	2,113	5,032	11,223	16,255	(8,510)	9,858
Franklin Income VIP Fund - Class 1	61,702	(2,509)	59,193	(871)	4,822	3,951	18,746	81,890
Franklin Mutual Shares VIP Fund - Class 1	23,090	(2,341)	20,749	2,873	21,329	24,202	63,812	108,763
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(1,155)	(1,155)	4,201	—	4,201	39,791	42,837
Invesco V.I. American Franchise Fund - Series I Shares	—	(4,258)	(4,258)	12,933	—	12,933	143,302	151,977
Invesco V.I. Core Equity Fund - Series I Shares	1,158	(1,315)	(157)	1,444	13,903	15,347	20,405	35,595
Invesco V.I. EQV International Equity Fund - Series I Shares	1,444	(582)	862	108	429	537	(1,736)	(337)
Janus Henderson Balanced Portfolio - Institutional Shares	9,570	(3,596)	5,974	3,739	—	3,739	49,720	59,433
Janus Henderson Balanced Portfolio - Service Shares	1,001	(371)	630	18,390	—	18,390	(11,517)	7,503
Janus Henderson Enterprise Portfolio - Service Shares	1,314	(1,529)	(215)	917	9,200	10,117	17,854	27,756
Janus Henderson Global Research Portfolio - Institutional Shares	2,042	(2,185)	(143)	8,099	8,582	16,681	37,827	54,365
Janus Henderson Global Research Portfolio - Service Shares	212	(280)	(68)	282	1,151	1,433	5,413	6,778
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(119)	(119)	2,087	—	2,087	2,217	4,185
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(2,179)	(2,179)	1,000	5,343	6,343	94,875	99,039
LVIP American Century Balanced Fund - Standard Class II	10,063	(2,918)	7,145	357	—	357	44,149	51,651
LVIP American Century Inflation Protection Fund - Standard Class II	8,286	(657)	7,629	(6,401)	—	(6,401)	1,898	3,126
LVIP American Century Ultra Fund - Standard Class	—	(799)	(799)	361	3,716	4,077	17,608	20,886
LVIP Baron Growth Opportunities Fund - Service Class	2,342	(3,807)	(1,465)	19,309	4,640	23,949	29,731	52,215
LVIP Baron Growth Opportunities Fund - Standard Class	821	(1,018)	(197)	3,582	728	4,310	3,743	7,856
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	14,798	(1,105)	13,693	1,094	28,421	29,515	9,181	52,389
LVIP BlackRock Global Allocation Fund - Standard Class	27,265	(4,196)	23,069	3,513	49,377	52,890	93,687	169,646
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	5,987	(222)	5,765	(67)	—	(67)	(2,089)	3,609
LVIP BlackRock Real Estate Fund - Standard Class	5,108	(336)	4,772	(108)	—	(108)	(710)	3,954
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	577	(26)	551	78	80	158	2,420	3,129
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	$20	$(1,898)	$(1,878)	$8,804	$14,626	$23,430	$46,822	$68,374
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	18	(287)	(269)	2,896	8,585	11,481	15,851	27,063
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	7,684	(429)	7,255	481	—	481	3,136	10,872
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,084	(200)	884	4,377	4,258	8,635	8,958	18,477
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	7,573	(767)	6,806	1,877	25,334	27,211	57,412	91,429
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	472	(29)	443	82	1,210	1,292	1,596	3,331
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	14,510	(1,484)	13,026	(13,220)	—	(13,220)	34,489	34,295
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	5,564	(998)	4,566	78	—	78	(557)	4,087
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	13,141	(2,716)	10,425	7,767	70,082	77,849	209,463	297,737
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,156	(168)	988	945	—	945	10,344	12,277
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	6,699	(909)	5,790	(1,193)	1,286	93	7,176	13,059
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	30,096	(1,388)	28,708	(1,340)	7,571	6,231	65,996	100,935
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	45,414	(2,101)	43,313	(1,034)	11,032	9,998	80,378	133,689
LVIP Government Money Market Fund - Standard Class	286,464	(35,358)	251,106	—	197	197	—	251,303
LVIP JPMorgan High Yield Fund - Standard Class	18,993	(592)	18,401	(1,585)	—	(1,585)	2,911	19,727
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,230	(303)	927	1,972	3,925	5,897	5,983	12,807
LVIP Macquarie Bond Fund - Standard Class	51,666	(6,273)	45,393	(9,929)	—	(9,929)	(26,382)	9,082
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	61,404	(2,261)	59,143	(1,652)	—	(1,652)	9,468	66,959
LVIP Macquarie Diversified Income Fund - Standard Class	35,011	(1,869)	33,142	(9,170)	—	(9,170)	(10,208)	13,764
LVIP Macquarie High Yield Fund - Standard Class	16,277	(1,550)	14,727	(4,528)	—	(4,528)	4,117	14,316
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	7,545	(346)	7,199	(38)	—	(38)	(13)	7,148
LVIP Macquarie Mid Cap Value Fund - Standard Class	240	(100)	140	50	481	531	1,495	2,166
LVIP Macquarie SMID Cap Core Fund - Standard Class	4,970	(5,103)	(133)	12,357	38,284	50,641	55,745	106,253
LVIP Macquarie Social Awareness Fund - Standard Class	379	(374)	5	1,627	1,529	3,156	5,356	8,517
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(2,396)	(2,396)	51,068	33,923	84,991	30,650	113,245
LVIP Macquarie U.S. REIT Fund - Standard Class	20,067	(2,969)	17,098	13,478	—	13,478	17,022	47,598
LVIP Macquarie Value Fund - Standard Class	7,733	(2,218)	5,515	5,082	14,938	20,020	710	26,245
LVIP MFS International Growth Fund - Standard Class	16,256	(2,043)	14,213	19,334	40,294	59,628	1,538	75,379
LVIP MFS Value Fund - Standard Class	14,799	(1,939)	12,860	4,121	46,255	50,376	25,503	88,739
LVIP Mondrian Global Income Fund - Standard Class	13,330	(1,048)	12,282	(4,271)	—	(4,271)	(38,709)	(30,698)
LVIP Mondrian International Value Fund - Standard Class	20,935	(3,431)	17,504	2,965	6,856	9,821	(3,067)	24,258
LVIP SSGA Bond Index Fund - Standard Class	10,605	(584)	10,021	(148)	—	(148)	(6,971)	2,902
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	15,619	(865)	14,754	(148)	2,154	2,006	26,587	43,347
LVIP SSGA International Index Fund - Standard Class	1,428	(68)	1,360	195	—	195	(256)	1,299
LVIP SSGA International Managed Volatility Fund - Standard Class	197	(7)	190	13	—	13	(35)	168
LVIP SSGA Moderate Index Allocation Fund - Standard Class	42,086	(10,501)	31,585	1,415	15,884	17,299	65,127	114,011
LVIP SSGA S&P 500 Index Fund - Standard Class	45,336	(13,647)	31,689	44,485	274,631	319,116	435,287	786,092
LVIP SSGA Small-Cap Index Fund - Standard Class	14,104	(1,518)	12,586	5,594	28,995	34,589	30,991	78,166
LVIP Structured Moderate Allocation Fund - Standard Class	3,608	(189)	3,419	(316)	13,273	12,957	(8,462)	7,914
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	16,903	(695)	16,208	463	70,661	71,124	(41,759)	45,573
LVIP T. Rowe Price 2040 Fund - Standard Class	198	(32)	166	881	155	1,036	25	1,227
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,005	(530)	475	4,977	29,363	34,340	32,305	67,120
LVIP Vanguard Bond Allocation Fund - Standard Class	3,631	(157)	3,474	(78)	—	(78)	(2,192)	1,204
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	$652	$(112)	$540	$1,371	$314	$1,685	$8,758	$10,983
LVIP Vanguard International Equity ETF Fund - Standard Class	30,605	(5,193)	25,412	826	—	826	7,550	33,788
LVIP Wellington Capital Growth Fund - Standard Class	—	(1,347)	(1,347)	34,937	68,946	103,883	(50,273)	52,263
LVIP Wellington SMID Cap Value Fund - Standard Class	2,152	(543)	1,609	(323)	15,177	14,854	3,527	19,990
Macquarie VIP Emerging Markets Series - Standard Class	43,113	(3,891)	39,222	5,473	—	5,473	35,933	80,628
Macquarie VIP Small Cap Value Series - Standard Class	17,198	(8,289)	8,909	17,202	47,487	64,689	57,180	130,778
MFS® VIT Growth Series - Initial Class	—	(3,786)	(3,786)	23,528	52,955	76,483	110,015	182,712
MFS® VIT Total Return Series - Initial Class	7,130	(1,384)	5,746	503	13,803	14,306	(421)	19,631
MFS® VIT Utilities Series - Initial Class	20,819	(3,572)	17,247	11,759	25,690	37,449	41,910	96,606
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(7,724)	(7,724)	12,662	67,184	79,846	174,722	246,844
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	440	(203)	237	1,894	1,982	3,876	914	5,027
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	94	(347)	(253)	1,293	2,015	3,308	6,340	9,395
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	10,821	(861)	9,960	(5,635)	—	(5,635)	16,493	20,818
Putnam VT Large Cap Value Fund - Class IB	395	(286)	109	685	1,609	2,294	3,436	5,839
Templeton Foreign VIP Fund - Class 2	1,860	(618)	1,242	445	—	445	(2,797)	(1,110)
Templeton Global Bond VIP Fund - Class 1	—	(652)	(652)	(3,191)	—	(3,191)	(11,551)	(15,394)
Templeton Growth VIP Fund - Class 1	1,969	(763)	1,206	882	533	1,415	5,827	8,448
Templeton Growth VIP Fund - Class 2	243	(204)	39	154	83	237	806	1,082
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Discovery Value Portfolio - Class A	AB VPS International Value Portfolio - Class A	AB VPS Large Cap Growth Portfolio - Class A	AB VPS Relative Value Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A	American Funds Global Growth Fund - Class 2	American Funds Global Small Capitalization Fund - Class 2	American Funds Growth Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$862,800	$62,954	$186,593	$621,776	$526,228	$1,872,568	$278,392	$3,050,097

Changes From Operations:
Net investment income (loss)	5,886	194	(1,750)	5,180	(1,172)	11,748	(229)	(2,393)
Net realized gain (loss) on investments	75,951	312	14,931	55,106	42,257	204,560	(4,934)	230,765
Net change in unrealized appreciation or depreciation on investments	72,754	8,455	50,504	9,860	41,849	195,846	50,869	908,612
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154,591	8,961	63,685	70,146	82,934	412,154	45,706	1,136,984

Changes From Unit Transactions:
Net unit transactions	63,451	(6,863)	4,454	3,891	5,223	48,235	13,338	(177,628)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,451	(6,863)	4,454	3,891	5,223	48,235	13,338	(177,628)

TOTAL INCREASE (DECREASE) IN NET ASSETS	218,042	2,098	68,139	74,037	88,157	460,389	59,044	959,356

NET ASSETS AT DECEMBER 31, 2023	1,080,842	65,052	254,732	695,813	614,385	2,332,957	337,436	4,009,453

Changes From Operations:
Net investment income (loss)	6,447	1,597	(2,195)	5,724	(2,944)	35,672	2,656	(3,532)
Net realized gain (loss) on investments	78,272	326	12,879	28,944	5,980	83,918	9,136	287,236
Net change in unrealized appreciation or depreciation on investments	26,150	1,008	51,096	50,141	33,277	188,277	(4,972)	924,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,869	2,931	61,780	84,809	36,313	307,867	6,820	1,208,282

Changes From Unit Transactions:
Net unit transactions	(125,262)	2,847	4,374	(6,287)	4,447	68,789	26,359	(470,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(125,262)	2,847	4,374	(6,287)	4,447	68,789	26,359	(470,315)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,393)	5,778	66,154	78,522	40,760	376,656	33,179	737,967

NET ASSETS AT DECEMBER 31, 2024	$1,066,449	$70,830	$320,886	$774,335	$655,145	$2,709,613	$370,615	$4,747,420
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Growth-Income Fund - Class 2	American Funds International Fund - Class 2	ClearBridge Variable Mid Cap Portfolio - Class I	DWS Equity 500 Index VIP Portfolio - Class A	DWS Small Cap Index VIP Portfolio - Class A	Fidelity® VIP Contrafund® Portfolio - Service Class	Fidelity® VIP Equity-Income Portfolio - Service Class	Fidelity® VIP Growth Opportunities Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,978,351	$1,154,614	$1,585	$866,251	$441,029	$1,958,467	$333,893	$48,595

Changes From Operations:
Net investment income (loss)	20,816	11,943	1	6,922	2,231	(3,314)	3,943	(468)
Net realized gain (loss) on investments	141,016	(10,567)	10	109,059	(4,050)	140,486	13,810	804
Net change in unrealized appreciation or depreciation on investments	339,282	176,044	192	96,661	74,972	491,144	14,831	20,851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	501,114	177,420	203	212,642	73,153	628,316	32,584	21,187

Changes From Unit Transactions:
Net unit transactions	(46,944)	(8,777)	—	(41,274)	16,580	(120,844)	4,499	(1,643)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,944)	(8,777)	—	(41,274)	16,580	(120,844)	4,499	(1,643)

TOTAL INCREASE (DECREASE) IN NET ASSETS	454,170	168,643	203	171,368	89,733	507,472	37,083	19,544

NET ASSETS AT DECEMBER 31, 2023	2,432,521	1,323,257	1,788	1,037,619	530,762	2,465,939	370,976	68,139

Changes From Operations:
Net investment income (loss)	19,402	12,308	10	7,371	3,251	(12,434)	3,806	(647)
Net realized gain (loss) on investments	171,318	4,279	44	104,718	15,139	444,072	28,033	1,695
Net change in unrealized appreciation or depreciation on investments	374,015	19,111	124	129,212	39,199	364,193	22,195	24,203
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	564,735	35,698	178	241,301	57,589	795,831	54,034	25,251

Changes From Unit Transactions:
Net unit transactions	(110,490)	35,072	—	(71,604)	10,895	(198,226)	(13,690)	(2,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(110,490)	35,072	—	(71,604)	10,895	(198,226)	(13,690)	(2,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	454,245	70,770	178	169,697	68,484	597,605	40,344	23,208

NET ASSETS AT DECEMBER 31, 2024	$2,886,766	$1,394,027	$1,966	$1,207,316	$599,246	$3,063,544	$411,320	$91,347
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Growth Portfolio - Service Class	Fidelity® VIP High Income Portfolio - Service Class	Fidelity® VIP Mid Cap Portfolio - Service Class	Fidelity® VIP Overseas Portfolio - Service Class	Franklin Income VIP Fund - Class 1	Franklin Mutual Shares VIP Fund - Class 1	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Invesco V.I. American Franchise Fund - Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$795,099	$26,751	$654,698	$201,112	$964,753	$824,836	$293,309	$351,554

Changes From Operations:
Net investment income (loss)	(2,897)	1,372	1,087	453	49,134	16,438	(1,320)	(3,290)
Net realized gain (loss) on investments	(95,962)	(429)	15,336	2,634	44,073	47,035	(98,126)	9,114
Net change in unrealized appreciation or depreciation on investments	371,276	1,641	76,676	35,475	(8,406)	51,122	176,770	130,581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	272,417	2,584	93,099	38,562	84,801	114,595	77,324	136,405

Changes From Unit Transactions:
Net unit transactions	(74,724)	96	(16,282)	(6,831)	47,102	24,874	(4,309)	(24,475)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,724)	96	(16,282)	(6,831)	47,102	24,874	(4,309)	(24,475)

TOTAL INCREASE (DECREASE) IN NET ASSETS	197,693	2,680	76,817	31,731	131,903	139,469	73,015	111,930

NET ASSETS AT DECEMBER 31, 2023	992,792	29,431	731,515	232,843	1,096,656	964,305	366,324	463,484

Changes From Operations:
Net investment income (loss)	(2,743)	1,562	1,275	2,113	59,193	20,749	(1,155)	(4,258)
Net realized gain (loss) on investments	277,848	(390)	117,228	16,255	3,951	24,202	4,201	12,933
Net change in unrealized appreciation or depreciation on investments	17,068	1,116	6,691	(8,510)	18,746	63,812	39,791	143,302
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	292,173	2,288	125,194	9,858	81,890	108,763	42,837	151,977

Changes From Unit Transactions:
Net unit transactions	(19,756)	(463)	289,532	(5,224)	63,975	2,300	1,067	(40,458)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,756)	(463)	289,532	(5,224)	63,975	2,300	1,067	(40,458)

TOTAL INCREASE (DECREASE) IN NET ASSETS	272,417	1,825	414,726	4,634	145,865	111,063	43,904	111,519

NET ASSETS AT DECEMBER 31, 2024	$1,265,209	$31,256	$1,146,241	$237,477	$1,242,521	$1,075,368	$410,228	$575,003
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$124,043	$61,110	$352,028	$47,062	$160,847	$204,690	$23,925	$9,571

Changes From Operations:
Net investment income (loss)	(86)	(354)	4,977	562	(1,129)	282	(5)	(111)
Net realized gain (loss) on investments	2,437	(838)	2,673	614	13,392	10,541	968	198
Net change in unrealized appreciation or depreciation on investments	25,107	11,970	43,571	5,483	15,054	40,623	5,161	5,458
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,458	10,778	51,221	6,659	27,317	51,446	6,124	5,545

Changes From Unit Transactions:
Net unit transactions	(4,829)	3,658	(2,013)	(1,410)	6,175	(11,406)	287	1,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,829)	3,658	(2,013)	(1,410)	6,175	(11,406)	287	1,049

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,629	14,436	49,208	5,249	33,492	40,040	6,411	6,594

NET ASSETS AT DECEMBER 31, 2023	146,672	75,546	401,236	52,311	194,339	244,730	30,336	16,165

Changes From Operations:
Net investment income (loss)	(157)	862	5,974	630	(215)	(143)	(68)	(119)
Net realized gain (loss) on investments	15,347	537	3,739	18,390	10,117	16,681	1,433	2,087
Net change in unrealized appreciation or depreciation on investments	20,405	(1,736)	49,720	(11,517)	17,854	37,827	5,413	2,217
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,595	(337)	59,433	7,503	27,756	54,365	6,778	4,185

Changes From Unit Transactions:
Net unit transactions	(8,853)	9,752	18,156	(1,060)	(9,938)	(15,682)	275	(5,173)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,853)	9,752	18,156	(1,060)	(9,938)	(15,682)	275	(5,173)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,742	9,415	77,589	6,443	17,818	38,683	7,053	(988)

NET ASSETS AT DECEMBER 31, 2024	$173,414	$84,961	$478,825	$58,754	$212,157	$283,413	$37,389	$15,177
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	LVIP American Century Balanced Fund - Standard Class II	LVIP American Century Inflation Protection Fund - Standard Class II	LVIP American Century Ultra Fund - Standard Class	LVIP Baron Growth Opportunities Fund - Service Class	LVIP Baron Growth Opportunities Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$142,274	$395,687	$178,871	$—	$855,463	$138,126	$389,433	$1,487,124

Changes From Operations:
Net investment income (loss)	(605)	5,657	5,887	—	(3,669)	(908)	9,726	42,092
Net realized gain (loss) on investments	314	(503)	(6,452)	—	36,485	3,048	50,277	(4,199)
Net change in unrealized appreciation or depreciation on investments	65,883	56,768	6,149	—	114,276	21,929	(21,970)	165,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,592	61,922	5,584	—	147,092	24,069	38,033	203,579

Changes From Unit Transactions:
Net unit transactions	874	(3,170)	10,422	—	(15,136)	6,846	29,983	122,142
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	874	(3,170)	10,422	—	(15,136)	6,846	29,983	122,142

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,466	58,752	16,006	—	131,956	30,915	68,016	325,721

NET ASSETS AT DECEMBER 31, 2023	208,740	454,439	194,877	—	987,419	169,041	457,449	1,812,845

Changes From Operations:
Net investment income (loss)	(2,179)	7,145	7,629	(799)	(1,465)	(197)	13,693	23,069
Net realized gain (loss) on investments	6,343	357	(6,401)	4,077	23,949	4,310	29,515	52,890
Net change in unrealized appreciation or depreciation on investments	94,875	44,149	1,898	17,608	29,731	3,743	9,181	93,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,039	51,651	3,126	20,886	52,215	7,856	52,389	169,646

Changes From Unit Transactions:
Net unit transactions	301,636	(3,752)	14,434	314,905	(157,455)	(870)	20,694	116,264
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	301,636	(3,752)	14,434	314,905	(157,455)	(870)	20,694	116,264

TOTAL INCREASE (DECREASE) IN NET ASSETS	400,675	47,899	17,560	335,791	(105,240)	6,986	73,083	285,910

NET ASSETS AT DECEMBER 31, 2024	$609,415	$502,338	$212,437	$335,791	$882,179	$176,027	$530,532	$2,098,755
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$122,370	$142,458	$19,496	$188,459	$126,250	$192,681	$78,592	$351,389

Changes From Operations:
Net investment income (loss)	2,982	4,370	435	(639)	111	7,620	1,041	4,449
Net realized gain (loss) on investments	(3,934)	(6,603)	(47)	4,037	2,010	(183)	5,623	45,030
Net change in unrealized appreciation or depreciation on investments	7,041	22,078	2,215	57,782	19,532	25,657	11,337	30,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,089	19,845	2,603	61,180	21,653	33,094	18,001	79,479

Changes From Unit Transactions:
Net unit transactions	8,213	10,183	2,421	(11,462)	(5,655)	17,513	(843)	14,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,213	10,183	2,421	(11,462)	(5,655)	17,513	(843)	14,574

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,302	30,028	5,024	49,718	15,998	50,607	17,158	94,053

NET ASSETS AT DECEMBER 31, 2023	136,672	172,486	24,520	238,177	142,248	243,288	95,750	445,442

Changes From Operations:
Net investment income (loss)	5,765	4,772	551	(1,878)	(269)	7,255	884	6,806
Net realized gain (loss) on investments	(67)	(108)	158	23,430	11,481	481	8,635	27,211
Net change in unrealized appreciation or depreciation on investments	(2,089)	(710)	2,420	46,822	15,851	3,136	8,958	57,412
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,609	3,954	3,129	68,374	27,063	10,872	18,477	91,429

Changes From Unit Transactions:
Net unit transactions	12,189	9,739	2,436	(16,216)	(11,472)	25,806	(11,746)	4,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,189	9,739	2,436	(16,216)	(11,472)	25,806	(11,746)	4,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,798	13,693	5,565	52,158	15,591	36,678	6,731	95,429

NET ASSETS AT DECEMBER 31, 2024	$152,470	$186,179	$30,085	$290,335	$157,839	$279,966	$102,481	$540,871
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$23,204	$444,693	$112,581	$902,067	$72,777	$181,423	$808,914	$1,165,436

Changes From Operations:
Net investment income (loss)	391	12,605	4,563	13,270	1,200	2,697	15,855	21,992
Net realized gain (loss) on investments	1,182	(15,873)	(185)	(47,487)	(2,778)	2,341	(6,414)	(33,594)
Net change in unrealized appreciation or depreciation on investments	2,377	42,726	16,097	191,117	13,468	10,830	98,240	147,282
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,950	39,458	20,475	156,900	11,890	15,868	107,681	135,680

Changes From Unit Transactions:
Net unit transactions	(231)	(29,739)	2,236	22,577	5,627	(13,525)	15,862	32,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(231)	(29,739)	2,236	22,577	5,627	(13,525)	15,862	32,007

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,719	9,719	22,711	179,477	17,517	2,343	123,543	167,687

NET ASSETS AT DECEMBER 31, 2023	26,923	454,412	135,292	1,081,544	90,294	183,766	932,457	1,333,123

Changes From Operations:
Net investment income (loss)	443	13,026	4,566	10,425	988	5,790	28,708	43,313
Net realized gain (loss) on investments	1,292	(13,220)	78	77,849	945	93	6,231	9,998
Net change in unrealized appreciation or depreciation on investments	1,596	34,489	(557)	209,463	10,344	7,176	65,996	80,378
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,331	34,295	4,087	297,737	12,277	13,059	100,935	133,689

Changes From Unit Transactions:
Net unit transactions	(307)	(60,375)	4,777	(35,314)	277	(1,835)	6,759	43,982
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(307)	(60,375)	4,777	(35,314)	277	(1,835)	6,759	43,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,024	(26,080)	8,864	262,423	12,554	11,224	107,694	177,671

NET ASSETS AT DECEMBER 31, 2024	$29,947	$428,332	$144,156	$1,343,967	$102,848	$194,990	$1,040,151	$1,510,794
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Government Money Market Fund - Standard Class	LVIP JPMorgan High Yield Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$5,609,428	$200,322	$71,724	$884,588	$934,904	$651,336	$221,972	$150,235

Changes From Operations:
Net investment income (loss)	231,602	10,185	941	23,474	54,956	27,274	13,970	5,415
Net realized gain (loss) on investments	—	(16,136)	8,400	(20,848)	7,573	(19,483)	(9,665)	(484)
Net change in unrealized appreciation or depreciation on investments	—	29,798	(174)	44,655	(11,624)	32,993	21,483	2,451
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	231,602	23,847	9,167	47,281	50,905	40,784	25,788	7,382

Changes From Unit Transactions:
Net unit transactions	(36,276)	14,819	3,925	25,819	157,978	46,980	(8,325)	5,299
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,276)	14,819	3,925	25,819	157,978	46,980	(8,325)	5,299

TOTAL INCREASE (DECREASE) IN NET ASSETS	195,326	38,666	13,092	73,100	208,883	87,764	17,463	12,681

NET ASSETS AT DECEMBER 31, 2023	5,804,754	238,988	84,816	957,688	1,143,787	739,100	239,435	162,916

Changes From Operations:
Net investment income (loss)	251,106	18,401	927	45,393	59,143	33,142	14,727	7,199
Net realized gain (loss) on investments	197	(1,585)	5,897	(9,929)	(1,652)	(9,170)	(4,528)	(38)
Net change in unrealized appreciation or depreciation on investments	—	2,911	5,983	(26,382)	9,468	(10,208)	4,117	(13)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	251,303	19,727	12,807	9,082	66,959	13,764	14,316	7,148

Changes From Unit Transactions:
Net unit transactions	(11,692)	20,343	(4,311)	88,072	48,036	70,038	2,061	20,097
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,692)	20,343	(4,311)	88,072	48,036	70,038	2,061	20,097

TOTAL INCREASE (DECREASE) IN NET ASSETS	239,611	40,070	8,496	97,154	114,995	83,802	16,377	27,245

NET ASSETS AT DECEMBER 31, 2024	$6,044,365	$279,058	$93,312	$1,054,842	$1,258,782	$822,902	$255,812	$190,161
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class	LVIP MFS International Growth Fund - Standard Class	LVIP MFS Value Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$13,967	$658,104	$37,697	$247,036	$530,370	$406,699	$726,237	$607,081

Changes From Operations:
Net investment income (loss)	156	3,436	80	(1,914)	16,627	4,458	15,437	10,789
Net realized gain (loss) on investments	1,185	37,772	3,759	(39)	(1,170)	15,792	22,857	103,051
Net change in unrealized appreciation or depreciation on investments	136	63,141	6,650	117,655	50,664	(9,324)	69,179	(61,099)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,477	104,349	10,489	115,702	66,121	10,926	107,473	52,741

Changes From Unit Transactions:
Net unit transactions	18	171	(4,436)	(9,541)	16,597	(18,767)	48,637	74,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18	171	(4,436)	(9,541)	16,597	(18,767)	48,637	74,297

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,495	104,520	6,053	106,161	82,718	(7,841)	156,110	127,038

NET ASSETS AT DECEMBER 31, 2023	15,462	762,624	43,750	353,197	613,088	398,858	882,347	734,119

Changes From Operations:
Net investment income (loss)	140	(133)	5	(2,396)	17,098	5,515	14,213	12,860
Net realized gain (loss) on investments	531	50,641	3,156	84,991	13,478	20,020	59,628	50,376
Net change in unrealized appreciation or depreciation on investments	1,495	55,745	5,356	30,650	17,022	710	1,538	25,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,166	106,253	8,517	113,245	47,598	26,245	75,379	88,739

Changes From Unit Transactions:
Net unit transactions	(25)	(24,632)	(4,943)	(26,455)	(15,221)	(32,802)	(434,754)	11,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25)	(24,632)	(4,943)	(26,455)	(15,221)	(32,802)	(434,754)	11,610

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,141	81,621	3,574	86,790	32,377	(6,557)	(359,375)	100,349

NET ASSETS AT DECEMBER 31, 2024	$17,603	$844,245	$47,324	$439,987	$645,465	$392,301	$522,972	$834,468
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Mondrian Global Income Fund - Standard Class	LVIP Mondrian International Value Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$500,970	$528,734	$243,379	$378,208	$36,725	$5,366	$1,293,037	$2,728,372

Changes From Operations:
Net investment income (loss)	(931)	15,081	6,983	8,847	1,181	168	22,790	31,844
Net realized gain (loss) on investments	(6,969)	(1,009)	(7,912)	(13,812)	110	5	54,333	319,475
Net change in unrealized appreciation or depreciation on investments	30,002	85,885	13,872	55,134	4,978	748	89,606	338,966
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,102	99,957	12,943	50,169	6,269	921	166,729	690,285

Changes From Unit Transactions:
Net unit transactions	47,987	(38,462)	24,131	13,289	(1,407)	(88)	28,622	(34,932)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,987	(38,462)	24,131	13,289	(1,407)	(88)	28,622	(34,932)

TOTAL INCREASE (DECREASE) IN NET ASSETS	70,089	61,495	37,074	63,458	4,862	833	195,351	655,353

NET ASSETS AT DECEMBER 31, 2023	571,059	590,229	280,453	441,666	41,587	6,199	1,488,388	3,383,725

Changes From Operations:
Net investment income (loss)	12,282	17,504	10,021	14,754	1,360	190	31,585	31,689
Net realized gain (loss) on investments	(4,271)	9,821	(148)	2,006	195	13	17,299	319,116
Net change in unrealized appreciation or depreciation on investments	(38,709)	(3,067)	(6,971)	26,587	(256)	(35)	65,127	435,287
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,698)	24,258	2,902	43,347	1,299	168	114,011	786,092

Changes From Unit Transactions:
Net unit transactions	77,106	38,439	28,774	20,096	1,001	(88)	37,961	590,555
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	77,106	38,439	28,774	20,096	1,001	(88)	37,961	590,555

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,408	62,697	31,676	63,443	2,300	80	151,972	1,376,647

NET ASSETS AT DECEMBER 31, 2024	$617,467	$652,926	$312,129	$505,109	$43,887	$6,279	$1,640,360	$4,760,372
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	LVIP Vanguard International Equity ETF Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$565,977	$72,709	$342,459	$8,220	$238,208	$71,096	$45,913	$875,887

Changes From Operations:
Net investment income (loss)	6,221	2,026	9,261	101	(355)	2,586	562	25,798
Net realized gain (loss) on investments	(131,907)	1,284	(9,088)	347	290	(107)	954	5,895
Net change in unrealized appreciation or depreciation on investments	223,141	6,273	50,768	1,066	49,599	1,891	9,664	98,897
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,455	9,583	50,941	1,514	49,534	4,370	11,180	130,590

Changes From Unit Transactions:
Net unit transactions	37,537	5,218	33,715	(51)	(5,397)	11,915	(3,679)	40,487
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,537	5,218	33,715	(51)	(5,397)	11,915	(3,679)	40,487

TOTAL INCREASE (DECREASE) IN NET ASSETS	134,992	14,801	84,656	1,463	44,137	16,285	7,501	171,077

NET ASSETS AT DECEMBER 31, 2023	700,969	87,510	427,115	9,683	282,345	87,381	53,414	1,046,964

Changes From Operations:
Net investment income (loss)	12,586	3,419	16,208	166	475	3,474	540	25,412
Net realized gain (loss) on investments	34,589	12,957	71,124	1,036	34,340	(78)	1,685	826
Net change in unrealized appreciation or depreciation on investments	30,991	(8,462)	(41,759)	25	32,305	(2,192)	8,758	7,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,166	7,914	45,573	1,227	67,120	1,204	10,983	33,788

Changes From Unit Transactions:
Net unit transactions	250,383	5,103	38,793	(58)	(14,809)	11,727	(5,010)	62,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	250,383	5,103	38,793	(58)	(14,809)	11,727	(5,010)	62,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	328,549	13,017	84,366	1,169	52,311	12,931	5,973	96,669

NET ASSETS AT DECEMBER 31, 2024	$1,029,518	$100,527	$511,481	$10,852	$334,656	$100,312	$59,387	$1,143,633
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Wellington Capital Growth Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class	MFS® VIT Growth Series - Initial Class	MFS® VIT Total Return Series - Initial Class	MFS® VIT Utilities Series - Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$217,645	$151,610	$1,289,397	$1,132,844	$479,661	$247,713	$787,309	$937,618

Changes From Operations:
Net investment income (loss)	(1,675)	1,018	17,791	3,352	(3,014)	3,935	24,461	(6,504)
Net realized gain (loss) on investments	2,899	17,873	(62,959)	55,532	49,123	10,675	45,345	(2,613)
Net change in unrealized appreciation or depreciation on investments	79,109	6,167	224,592	41,407	117,831	10,029	(86,908)	169,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,333	25,058	179,424	100,291	163,940	24,639	(17,102)	160,662

Changes From Unit Transactions:
Net unit transactions	(14,949)	(9,518)	74,208	(1,956)	(31,635)	908	50,036	(25,213)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,949)	(9,518)	74,208	(1,956)	(31,635)	908	50,036	(25,213)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,384	15,540	253,632	98,335	132,305	25,547	32,934	135,449

NET ASSETS AT DECEMBER 31, 2023	283,029	167,150	1,543,029	1,231,179	611,966	273,260	820,243	1,073,067

Changes From Operations:
Net investment income (loss)	(1,347)	1,609	39,222	8,909	(3,786)	5,746	17,247	(7,724)
Net realized gain (loss) on investments	103,883	14,854	5,473	64,689	76,483	14,306	37,449	79,846
Net change in unrealized appreciation or depreciation on investments	(50,273)	3,527	35,933	57,180	110,015	(421)	41,910	174,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,263	19,990	80,628	130,778	182,712	19,631	96,606	246,844

Changes From Unit Transactions:
Net unit transactions	(335,292)	(16,728)	(159,293)	(68,502)	(48,016)	3,405	9,869	(45,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(335,292)	(16,728)	(159,293)	(68,502)	(48,016)	3,405	9,869	(45,355)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(283,029)	3,262	(78,665)	62,276	134,696	23,036	106,475	201,489

NET ASSETS AT DECEMBER 31, 2024	$—	$170,412	$1,464,364	$1,293,455	$746,662	$296,296	$926,718	$1,274,556
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	Neuberger Berman AMT Sustainable Equity Portfolio - I Class	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	Putnam VT Large Cap Value Fund - Class IB	Templeton Foreign VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 1	Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$54,122	$32,271	$407,609	$30,249	$69,176	$116,090	$142,250	$21,248

Changes From Operations:
Net investment income (loss)	267	(165)	64,281	380	1,785	(600)	4,539	602
Net realized gain (loss) on investments	4,084	804	(6,527)	1,985	(138)	(1,479)	(755)	(111)
Net change in unrealized appreciation or depreciation on investments	1,530	7,445	(89,255)	1,911	11,522	5,408	24,563	3,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,881	8,084	(31,501)	4,276	13,169	3,329	28,347	4,114

Changes From Unit Transactions:
Net unit transactions	551	(1,830)	65,962	(1,893)	(6,239)	4,629	(8,862)	(1,286)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	551	(1,830)	65,962	(1,893)	(6,239)	4,629	(8,862)	(1,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,432	6,254	34,461	2,383	6,930	7,958	19,485	2,828

NET ASSETS AT DECEMBER 31, 2023	60,554	38,525	442,070	32,632	76,106	124,048	161,735	24,076

Changes From Operations:
Net investment income (loss)	237	(253)	9,960	109	1,242	(652)	1,206	39
Net realized gain (loss) on investments	3,876	3,308	(5,635)	2,294	445	(3,191)	1,415	237
Net change in unrealized appreciation or depreciation on investments	914	6,340	16,493	3,436	(2,797)	(11,551)	5,827	806
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,027	9,395	20,818	5,839	(1,110)	(15,394)	8,448	1,082

Changes From Unit Transactions:
Net unit transactions	(1,462)	(3,472)	53,542	(2,607)	(2,344)	18,141	(2,959)	275
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,462)	(3,472)	53,542	(2,607)	(2,344)	18,141	(2,959)	275

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,565	5,923	74,360	3,232	(3,454)	2,747	5,489	1,357

NET ASSETS AT DECEMBER 31, 2024	$64,119	$44,448	$516,430	$35,864	$72,652	$126,795	$167,224	$25,433
See accompanying notes

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: LLANY Separate Account R For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

•Lincoln SVUL	•Lincoln SVULONE
•Lincoln SVUL-II	•Lincoln SVULONE 2007
•Lincoln SVUL-III	•Lincoln PreservationEdge SVUL
•Lincoln SVUL-IV
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-six mutual funds (the Funds) of eighteen open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

American Funds Insurance Series®:
American Funds Global Growth Fund - Class 2
American Funds Global Small Capitalization Fund - Class 2
American Funds Growth Fund - Class 2
American Funds Growth-Income Fund - Class 2
American Funds International Fund - Class 2

Delaware VIP® Trust:
Macquarie VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A**

Fidelity® Variable Insurance Products:

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Growth Opportunities Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares
Janus Henderson Global Technology and Innovation Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Century Balanced Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century Ultra Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class**
LVIP Dimensional International Core Equity Fund - Standard Class**
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class**
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Standard Class**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP Macquarie Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Macquarie Value Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Standard Class**
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class**
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class**
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class**
LVIP T. Rowe Price 2030 Fund - Standard Class**
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:
M Capital Appreciation Fund**
M International Equity Fund**
M Large Cap Growth Fund**
M Large Cap Value Fund**

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class**

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Balanced ETF Portfolio - Class 2 Shares**
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:
Putnam VT Global Health Care Fund - Class IB**
Putnam VT Large Cap Value Fund - Class IB

* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2024
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.
Investment Fund Changes: During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
Also during 2023, the JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 fund ceased to be available as an investment option to Variable Account contract owners.
During 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II

Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The rates are as follows for the seven policy types within the Variable Account:

- Lincoln SVUL - annual rate of .80%.
- Lincoln SVUL-II - annual rate of .80%.
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and .00% thereafter.
The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2024 and 2023, amounted to $114,454 and $117,590, respectively.
The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2024 and 2023, amounted to $62,746 and $225,649, respectively.
The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2024 and 2023, amounted to $1,279,518 and $1,171,167, respectively.
Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2024 and 2023, no transfer fees were deducted from the variable subaccounts.
The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln SVULONE 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the year ended December 31, 2024 full surrender charges or partial surrender administrative charges amounted to $75. No full surrender charges and partial surrender administrative charges were deducted for the year ended December 31, 2023.
Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2024		0.10%	0.80%	15.03	78.17	52,007	1,066,449	9.14%	9.91%	0.89%
	2023		0.10%	0.80%	13.68	71.12	59,224	1,080,842	16.25%	17.06%	1.08%
	2022		0.10%	0.80%	11.70	60.76	39,345	862,800	-16.30%	-15.71%	1.11%
	2021		0.10%	0.80%	13.90	72.08	38,753	998,940	34.87%	35.81%	0.75%
	2020		0.10%	0.80%	10.24	53.07	48,300	912,199	2.54%	3.27%	1.10%

AB VPS International Value Portfolio - Class A	2024		0.10%	0.60%	10.99	26.25	5,519	70,830	4.44%	4.96%	2.75%
	2023		0.10%	0.60%	10.53	25.01	5,393	65,052	14.46%	15.03%	0.80%
	2022		0.10%	0.60%	9.20	21.74	6,053	62,954	-14.13%	-13.69%	4.68%
	2021		0.10%	0.60%	10.71	25.19	6,002	71,555	10.42%	10.97%	2.00%
	2020		0.10%	0.60%	9.70	22.70	6,321	67,726	1.85%	2.36%	2.05%

AB VPS Large Cap Growth Portfolio - Class A	2024		0.80%	0.80%	86.80	86.80	3,697	320,886	24.26%	24.26%	0.05%
	2023		0.80%	0.80%	69.86	69.86	3,646	254,732	34.05%	34.05%	0.00%
	2022		0.80%	0.80%	52.11	52.11	3,581	186,593	-29.08%	-29.08%	0.00%
	2021		0.80%	0.80%	73.48	73.48	3,490	256,435	27.95%	27.95%	0.00%
	2020		0.80%	0.80%	57.43	57.43	3,426	196,772	34.41%	34.41%	0.00%

AB VPS Relative Value Portfolio - Class A	2024		0.10%	0.80%	15.86	72.83	18,835	774,335	12.12%	12.92%	1.46%
	2023		0.10%	0.80%	21.53	64.50	19,003	695,813	11.13%	11.92%	1.51%
	2022		0.10%	0.80%	19.26	57.63	16,670	621,776	-4.96%	-4.29%	1.41%
	2021		0.10%	0.80%	20.14	60.21	16,781	657,085	27.13%	28.02%	0.83%
	2020		0.10%	0.80%	15.75	47.03	17,111	521,491	1.90%	2.61%	1.58%

AB VPS Sustainable Global Thematic Portfolio - Class A	2024		0.10%	0.80%	14.49	58.34	24,655	655,145	5.37%	6.10%	0.00%
	2023		0.10%	0.80%	33.37	54.98	24,010	614,385	15.08%	15.89%	0.29%
	2022		0.10%	0.80%	22.88	47.44	18,446	526,228	-27.57%	-27.06%	0.00%
	2021		0.10%	0.80%	31.52	65.04	17,860	698,541	21.89%	22.75%	0.00%
	2020		0.10%	0.80%	25.81	52.99	17,726	572,734	38.30%	39.27%	0.66%

American Funds Global Growth Fund - Class 2	2024		0.10%	0.80%	15.15	73.47	135,812	2,709,613	12.78%	13.57%	1.58%
	2023		0.10%	0.80%	16.25	64.69	132,389	2,332,957	21.63%	22.48%	0.93%
	2022		0.10%	0.80%	13.28	52.82	78,168	1,872,568	-25.34%	-24.81%	0.70%
	2021		0.10%	0.80%	17.68	70.25	69,062	2,240,754	15.49%	16.30%	0.34%
	2020		0.10%	0.80%	21.99	60.40	67,642	1,884,733	29.43%	30.33%	0.35%

American Funds Global Small Capitalization Fund - Class 2	2024		0.10%	0.80%	11.36	47.25	22,051	370,615	1.52%	2.23%	1.07%
	2023		0.10%	0.80%	12.51	46.54	19,097	337,436	15.25%	16.06%	0.27%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.10%	0.80%	10.79	52.03	16,423	278,392	-30.12%	-29.62%	0.00%
	2021		0.10%	0.80%	15.35	74.45	12,871	336,104	5.88%	6.63%	0.00%
	2020		0.10%	0.80%	14.41	70.31	12,664	314,559	28.69%	29.59%	0.17%

American Funds Growth Fund - Class 2	2024		0.10%	0.80%	21.59	137.47	120,698	4,747,420	30.58%	31.50%	0.33%
	2023		0.10%	0.80%	16.47	104.54	132,067	4,009,453	37.38%	38.34%	0.36%
	2022		0.10%	0.80%	15.51	75.57	112,015	3,050,097	-30.50%	-30.01%	0.33%
	2021		0.10%	0.80%	22.18	107.97	80,407	4,152,235	21.02%	21.87%	0.22%
	2020		0.10%	0.80%	18.22	88.59	81,579	3,455,989	50.87%	51.93%	0.31%

American Funds Growth-Income Fund - Class 2	2024		0.10%	0.80%	17.58	90.12	89,880	2,886,766	23.24%	24.10%	1.12%
	2023		0.10%	0.80%	14.21	72.62	91,962	2,432,521	25.13%	26.01%	1.40%
	2022		0.10%	0.80%	13.67	57.63	77,057	1,978,351	-17.16%	-16.58%	1.29%
	2021		0.10%	0.80%	16.40	69.08	79,289	2,474,315	23.11%	23.97%	1.15%
	2020		0.10%	0.80%	13.24	55.72	70,165	1,784,980	12.64%	13.43%	1.38%

American Funds International Fund - Class 2	2024		0.10%	0.80%	10.55	32.56	92,419	1,394,027	2.34%	3.06%	1.21%
	2023		0.10%	0.80%	10.27	31.81	87,777	1,323,257	14.92%	15.73%	1.35%
	2022		0.10%	0.80%	9.05	32.90	86,185	1,154,614	-21.42%	-20.86%	1.80%
	2021		0.10%	0.80%	11.45	41.87	68,207	1,333,067	-2.28%	-1.59%	2.46%
	2020		0.10%	0.80%	11.64	42.85	77,923	1,547,120	13.06%	13.86%	0.68%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.10%	0.60%	13.95	26.36	81,030	1,704,075	6.04%	6.57%	0.86%
	2020		0.10%	0.60%	23.34	24.74	86,390	1,750,121	20.28%	20.89%	1.35%

ClearBridge Variable Mid Cap Portfolio - Class I	2024		0.10%	0.10%	21.36	21.36	92	1,966	9.90%	9.90%	0.63%
	2023		0.10%	0.10%	19.44	19.44	92	1,788	12.81%	12.81%	0.13%
	2022		0.10%	0.10%	17.23	17.23	92	1,585	-25.39%	-25.39%	0.35%
	2021		0.10%	0.10%	23.10	23.10	92	2,121	28.62%	28.62%	0.05%
	2020		0.10%	0.10%	17.96	17.96	92	1,648	15.31%	15.31%	0.29%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2020		0.60%	0.60%	15.84	15.84	12,024	190,454	5.08%	5.08%	2.49%

DWS Equity 500 Index VIP Portfolio - Class A	2024		0.20%	0.80%	13.79	68.82	45,573	1,207,316	23.63%	24.38%	1.22%
	2023		0.20%	0.80%	14.78	55.66	45,473	1,037,619	25.00%	25.75%	1.36%
	2022		0.20%	0.80%	20.44	54.15	36,139	866,251	-18.99%	-18.51%	1.26%
	2021		0.20%	0.80%	25.09	66.84	20,856	1,127,979	27.38%	28.14%	1.44%
	2020		0.20%	0.80%	19.58	52.48	21,545	909,233	17.16%	17.86%	1.67%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

DWS Small Cap Index VIP Portfolio - Class A	2024		0.20%	0.80%	13.80	57.05	20,297	599,246	10.27%	10.93%	1.15%
	2023		0.20%	0.80%	19.41	51.74	19,832	530,762	15.83%	16.52%	1.08%
	2022		0.20%	0.80%	16.66	50.30	14,821	441,029	-21.27%	-20.79%	0.90%
	2021		0.20%	0.80%	21.03	63.88	15,116	555,339	13.59%	14.27%	0.85%
	2020		0.20%	0.80%	18.41	56.24	15,579	504,613	18.48%	19.19%	1.07%

Fidelity® VIP Contrafund® Portfolio - Service Class	2024		0.10%	0.80%	20.01	110.24	50,268	3,063,544	32.57%	33.50%	0.09%
	2023		0.10%	0.80%	15.04	82.58	55,848	2,465,939	32.28%	33.21%	0.39%
	2022		0.10%	0.80%	14.34	61.99	50,617	1,958,467	-26.97%	-26.46%	0.42%
	2021		0.10%	0.80%	40.75	84.29	41,976	2,627,937	26.69%	27.58%	0.05%
	2020		0.10%	0.80%	32.10	66.07	52,547	2,448,032	29.39%	30.30%	0.15%

Fidelity® VIP Equity-Income Portfolio - Service Class	2024		0.40%	0.80%	15.64	44.52	11,257	411,320	14.33%	14.78%	1.69%
	2023		0.80%	0.80%	38.94	38.94	11,474	370,976	9.65%	9.65%	1.91%
	2022		0.80%	0.80%	35.51	44.24	9,206	333,893	-5.84%	-5.84%	1.72%
	2021		0.80%	0.80%	37.71	46.98	9,950	382,367	23.83%	23.83%	1.80%
	2020		0.80%	0.80%	30.45	37.94	10,118	313,586	5.70%	5.70%	1.74%

Fidelity® VIP Growth Opportunities Portfolio - Service Class	2024		0.80%	0.80%	77.79	77.79	1,174	91,347	37.65%	37.65%	0.00%
	2023		0.80%	0.80%	56.51	56.51	1,206	68,139	44.35%	44.35%	0.00%
	2022		0.80%	0.80%	39.15	39.15	1,241	48,595	-38.71%	-38.71%	0.00%
	2021		0.80%	0.80%	63.87	63.87	1,268	81,006	10.93%	10.93%	0.00%
	2020		0.80%	0.80%	57.58	57.58	1,285	74,014	67.15%	67.15%	0.01%

Fidelity® VIP Growth Portfolio - Service Class	2024		0.10%	0.80%	28.61	145.40	38,372	1,265,209	29.23%	30.14%	0.00%
	2023		0.10%	0.80%	33.95	111.73	39,134	992,792	35.01%	35.96%	0.04%
	2022		0.10%	0.80%	24.99	82.18	19,204	795,099	-25.13%	-24.60%	0.48%
	2021		0.10%	0.80%	33.18	108.99	16,877	936,469	22.12%	22.95%	0.00%
	2020		0.10%	0.80%	27.02	88.64	7,365	347,575	42.62%	43.60%	0.07%

Fidelity® VIP High Income Portfolio - Service Class	2024		0.80%	0.80%	22.90	22.90	1,365	31,256	7.86%	7.86%	5.95%
	2023		0.80%	0.80%	21.23	21.23	1,386	29,431	9.62%	9.62%	5.74%
	2022		0.80%	0.80%	19.37	19.37	1,381	26,751	-12.26%	-12.26%	4.84%
	2021		0.80%	0.80%	22.07	22.07	1,506	33,249	3.66%	3.66%	5.36%
	2020		0.80%	0.80%	21.29	21.29	1,408	29,984	1.83%	1.83%	5.13%

Fidelity® VIP Mid Cap Portfolio - Service Class	2024		0.10%	0.60%	17.12	70.16	43,407	1,146,241	16.65%	17.24%	0.49%
	2023		0.10%	0.60%	14.62	59.84	28,358	731,515	14.32%	14.89%	0.51%
	2022		0.10%	0.60%	12.74	52.09	27,640	654,698	-15.36%	-14.94%	0.41%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	0.60%	14.99	61.24	28,520	785,502	24.75%	25.38%	0.52%
	2020		0.10%	0.60%	11.97	48.84	29,511	647,145	17.32%	17.92%	0.57%

Fidelity® VIP Overseas Portfolio - Service Class	2024		0.10%	0.80%	12.80	38.35	7,974	237,477	4.12%	4.85%	1.60%
	2023		0.10%	0.80%	28.83	36.58	7,881	232,843	19.45%	20.29%	0.96%
	2022		0.10%	0.80%	24.09	32.47	8,121	201,112	-25.19%	-24.65%	1.00%
	2021		0.10%	0.80%	32.13	43.39	8,027	264,903	18.62%	19.46%	0.45%
	2020		0.10%	0.80%	27.03	36.58	8,154	226,763	14.57%	15.38%	0.36%

Franklin Income VIP Fund - Class 1	2024		0.10%	0.60%	14.35	38.91	63,366	1,242,521	6.82%	7.35%	5.19%
	2023		0.10%	0.60%	13.38	36.25	58,453	1,096,656	8.22%	8.76%	5.16%
	2022		0.10%	0.60%	12.31	33.33	47,188	964,753	-5.80%	-5.33%	4.92%
	2021		0.10%	0.60%	13.02	35.21	50,633	1,078,673	16.31%	16.89%	4.65%
	2020		0.10%	0.60%	11.15	30.12	47,491	883,547	0.37%	0.87%	5.72%

Franklin Mutual Shares VIP Fund - Class 1	2024		0.10%	0.60%	14.77	45.41	65,593	1,075,368	10.83%	11.38%	2.21%
	2023		0.10%	0.60%	13.28	40.77	65,252	964,305	13.05%	13.61%	2.13%
	2022		0.10%	0.60%	11.70	35.88	57,544	824,836	-7.71%	-7.25%	2.10%
	2021		0.10%	0.60%	12.62	38.69	56,372	928,503	18.81%	19.40%	3.07%
	2020		0.10%	0.60%	13.19	32.40	58,083	804,974	-5.42%	-4.94%	3.31%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2024		0.10%	0.80%	14.90	80.01	17,758	410,228	10.43%	11.20%	0.00%
	2023		0.10%	0.80%	23.29	71.95	17,327	366,324	26.11%	27.00%	0.00%
	2022		0.10%	0.80%	18.36	56.66	9,720	293,309	-34.05%	-33.59%	0.00%
	2021		0.10%	0.80%	27.67	85.31	7,754	360,343	9.37%	10.14%	0.00%
	2020		0.10%	0.80%	25.14	77.46	3,431	170,889	54.28%	55.36%	0.00%

Invesco V.I. American Franchise Fund - Series I Shares	2024		0.80%	0.80%	32.69	59.40	17,227	575,003	33.81%	33.83%	0.00%
	2023		0.80%	0.80%	24.43	44.38	18,612	463,484	39.80%	39.81%	0.00%
	2022		0.80%	0.80%	17.47	31.75	19,765	351,554	-31.66%	-31.66%	0.00%
	2021		0.80%	0.80%	25.57	46.45	20,352	529,550	11.03%	11.06%	0.00%
	2020		0.80%	0.80%	23.03	41.83	20,826	487,718	41.22%	41.24%	0.07%

Invesco V.I. Core Equity Fund - Series I Shares	2024		0.80%	0.80%	34.49	34.49	5,028	173,414	24.61%	24.61%	0.70%
	2023		0.80%	0.80%	27.68	27.68	5,299	146,672	22.38%	22.38%	0.74%
	2022		0.80%	0.80%	22.62	22.62	5,484	124,043	-21.18%	-21.18%	0.92%
	2021		0.80%	0.80%	28.70	28.70	5,795	166,301	26.72%	26.72%	0.67%
	2020		0.80%	0.80%	22.65	22.65	5,933	134,361	12.94%	12.94%	1.36%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Invesco V.I. EQV International Equity Fund - Series I Shares	2024		0.40%	0.80%	11.60	34.26	3,807	84,961	-0.18%	0.21%	1.79%
	2023		0.80%	0.80%	27.14	34.32	3,418	75,546	17.20%	17.21%	0.20%
	2022		0.80%	0.80%	23.16	37.19	2,366	61,110	-18.96%	-18.96%	1.74%
	2021		0.80%	0.80%	28.57	45.90	2,430	76,940	5.03%	5.05%	1.29%
	2020		0.80%	0.80%	27.20	43.70	2,235	67,556	13.08%	13.10%	2.51%

Janus Henderson Balanced Portfolio - Institutional Shares	2024		0.80%	0.80%	54.34	54.34	8,811	478,825	14.51%	14.51%	2.13%
	2023		0.80%	0.80%	47.46	47.46	8,455	401,236	14.61%	14.61%	2.13%
	2022		0.80%	0.80%	41.41	41.41	8,501	352,028	-17.15%	-17.15%	1.23%
	2021		0.80%	0.80%	49.98	49.98	8,880	443,857	16.26%	16.26%	0.94%
	2020		0.80%	0.80%	42.99	42.99	8,287	356,281	13.40%	13.40%	1.81%

Janus Henderson Balanced Portfolio - Service Shares	2024		0.80%	0.80%	48.38	48.38	3,837	58,754	14.24%	14.24%	1.77%
	2023		0.60%	0.80%	41.81	42.35	1,246	52,311	14.23%	14.44%	1.80%
	2022		0.60%	0.80%	36.54	37.08	1,283	47,062	-17.28%	-17.12%	0.97%
	2021		0.60%	0.80%	44.08	44.82	1,308	57,921	15.96%	16.20%	0.67%
	2020		0.60%	0.80%	37.93	38.65	1,320	50,344	13.11%	13.34%	1.51%

Janus Henderson Enterprise Portfolio - Service Shares	2024		0.40%	0.80%	15.11	96.89	3,966	212,157	14.40%	14.85%	0.63%
	2023		0.40%	0.80%	13.15	84.69	4,241	194,339	16.84%	17.30%	0.10%
	2022		0.80%	0.80%	72.49	87.76	2,846	160,847	-16.83%	-16.82%	0.08%
	2021		0.80%	0.80%	87.14	105.51	2,232	200,840	15.61%	15.61%	0.24%
	2020		0.80%	0.80%	75.38	91.26	2,107	164,508	18.23%	18.24%	0.00%

Janus Henderson Global Research Portfolio - Institutional Shares	2024		0.80%	0.80%	35.07	35.07	8,082	283,413	22.60%	22.60%	0.75%
	2023		0.80%	0.80%	28.60	28.60	8,556	244,730	25.77%	25.77%	0.92%
	2022		0.80%	0.80%	22.74	22.74	9,000	204,690	-20.05%	-20.05%	1.02%
	2021		0.80%	0.80%	28.45	28.45	10,236	291,209	17.15%	17.15%	0.52%
	2020		0.80%	0.80%	24.28	24.28	10,566	256,587	19.10%	19.10%	0.74%

Janus Henderson Global Research Portfolio - Service Shares	2024		0.80%	0.80%	38.46	39.21	963	37,389	22.26%	22.27%	0.60%
	2023		0.80%	0.80%	31.45	32.07	955	30,336	25.45%	25.45%	0.78%
	2022		0.80%	0.80%	25.07	25.56	945	23,925	-20.25%	-20.25%	0.90%
	2021		0.80%	0.80%	31.44	32.06	952	30,232	16.83%	16.84%	0.36%
	2020		0.80%	0.80%	26.91	27.44	942	25,583	18.81%	18.84%	0.55%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2024		0.80%	0.80%	44.79	44.79	339	15,177	30.71%	30.71%	0.00%
	2023		0.80%	0.80%	34.27	34.27	472	16,165	53.05%	53.05%	0.00%
	2022		0.80%	0.80%	22.39	22.39	427	9,571	-37.63%	-37.63%	0.00%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.80%	0.80%	35.89	35.89	434	15,573	16.81%	16.81%	0.11%
	2020		0.80%	0.80%	30.73	30.73	568	17,451	49.53%	49.53%	0.00%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2024		0.10%	0.60%	53.88	108.17	10,034	609,415	25.18%	25.80%	0.00%
	2023		0.10%	0.60%	43.04	85.98	3,578	208,740	45.44%	46.17%	0.00%
	2022		0.10%	0.60%	29.59	58.82	3,531	142,274	-41.07%	-40.78%	0.00%
	2021		0.10%	0.60%	50.22	99.33	3,505	240,754	19.75%	20.35%	0.00%
	2020		0.10%	0.60%	41.94	82.53	3,474	200,069	35.65%	36.33%	0.00%

LVIP American Century Balanced Fund - Standard Class II	2024		0.60%	0.60%	18.44	18.44	27,248	502,338	11.39%	11.39%	2.07%
	2023		0.60%	0.60%	16.55	16.55	27,459	454,439	15.71%	15.71%	1.94%
	2022		0.60%	0.60%	14.30	14.30	27,665	395,687	-17.76%	-17.76%	1.21%
	2021		0.60%	0.60%	17.39	17.39	27,836	484,112	15.08%	15.08%	0.72%
	2020		0.60%	0.60%	15.11	15.11	27,949	422,406	11.85%	11.85%	1.18%

LVIP American Century Inflation Protection Fund - Standard Class II	2024		0.20%	0.60%	11.49	16.78	17,370	212,437	1.21%	1.61%	4.05%
	2023		0.20%	0.60%	11.58	16.58	14,446	194,877	2.98%	3.39%	3.67%
	2022		0.20%	0.60%	11.20	16.10	12,191	178,871	-13.40%	-13.05%	5.13%
	2021		0.20%	0.60%	12.88	18.59	12,710	214,972	5.98%	6.40%	3.44%
	2020		0.20%	0.60%	12.11	17.55	11,620	185,819	9.15%	9.59%	1.64%

LVIP American Century Ultra Fund - Standard Class	2024	8/23/2024	0.40%	0.80%	17.64	62.98	6,286	335,791	6.47%	6.62%	0.00%

LVIP Baron Growth Opportunities Fund - Service Class	2024		0.10%	0.80%	13.46	92.18	35,481	882,179	4.60%	5.34%	0.23%
	2023		0.10%	0.80%	12.82	88.13	43,993	987,419	16.87%	17.69%	0.00%
	2022		0.10%	0.80%	14.46	75.41	41,736	855,463	-26.42%	-25.90%	0.00%
	2021		0.10%	0.80%	19.53	102.48	30,588	1,089,584	17.77%	18.67%	0.00%
	2020		0.10%	0.80%	23.23	87.02	31,492	947,708	33.01%	34.02%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2024		0.60%	0.60%	60.50	60.50	2,909	176,027	5.08%	5.08%	0.48%
	2023		0.60%	0.60%	57.58	57.58	2,936	169,041	17.40%	17.40%	0.00%
	2022		0.60%	0.60%	49.05	49.05	2,816	138,126	-26.09%	-26.09%	0.00%
	2021		0.60%	0.60%	66.36	66.36	2,754	182,778	18.30%	18.30%	0.00%
	2020		0.60%	0.60%	56.09	56.09	2,673	149,921	33.61%	33.61%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	16.16	51.02	30,062	530,532	10.61%	11.39%	2.91%
	2023		0.10%	0.80%	25.45	45.81	28,696	457,449	8.52%	9.28%	2.81%
	2022		0.10%	0.80%	17.59	41.92	20,508	389,433	-3.06%	-2.38%	2.35%
	2021		0.10%	0.80%	18.10	42.94	20,743	405,515	22.09%	22.95%	2.16%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	0.80%	14.80	34.92	20,692	330,913	0.36%	1.02%	2.28%

LVIP BlackRock Global Allocation Fund - Standard Class	2024		0.10%	0.60%	14.62	27.70	133,798	2,098,755	8.85%	9.40%	1.37%
	2023		0.10%	0.60%	13.38	25.32	126,233	1,812,845	12.94%	13.51%	2.95%
	2022	6/3/2022	0.10%	0.60%	11.80	22.30	90,999	1,487,124	-5.27%	-4.99%	0.39%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2024		0.10%	0.20%	11.87	14.04	11,880	152,470	2.43%	2.53%	4.06%
	2023		0.10%	0.20%	11.58	13.69	10,846	136,672	4.86%	4.96%	2.46%
	2022		0.10%	0.60%	12.24	13.04	9,811	122,370	-5.27%	-4.80%	9.11%
	2021		0.10%	0.60%	12.93	13.70	9,701	129,429	4.05%	4.57%	6.85%
	2020		0.10%	0.60%	12.42	13.10	8,937	114,570	4.65%	5.17%	0.16%

LVIP BlackRock Real Estate Fund - Standard Class	2024		0.10%	0.20%	11.86	40.13	14,105	186,179	1.41%	1.51%	2.83%
	2023		0.10%	0.20%	11.70	39.53	13,198	172,486	12.83%	12.95%	3.08%
	2022		0.10%	0.60%	10.37	35.00	12,177	142,458	-29.07%	-28.71%	1.67%
	2021		0.10%	0.60%	14.93	49.10	10,277	176,362	27.25%	27.89%	6.75%
	2020		0.10%	0.60%	11.69	38.39	10,869	145,375	-2.79%	-2.31%	5.76%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2024		0.10%	0.10%	17.30	17.30	1,739	30,085	13.31%	13.31%	2.18%
	2023		0.10%	0.10%	15.27	15.27	1,606	24,520	12.25%	12.25%	2.25%
	2022		0.10%	0.10%	13.61	13.61	1,433	19,496	-16.60%	-16.60%	1.65%
	2021		0.10%	0.10%	16.31	16.31	1,255	20,466	14.55%	14.55%	1.46%
	2020		0.10%	0.10%	14.24	14.24	1,104	15,716	3.24%	3.24%	1.69%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	36.38	74.19	7,088	290,335	29.37%	30.26%	0.01%
	2023		0.10%	0.80%	28.12	56.95	7,564	238,177	33.08%	34.00%	0.41%
	2022		0.10%	0.80%	21.13	42.50	8,026	188,459	-27.32%	-26.82%	0.00%
	2021		0.10%	0.80%	29.07	58.08	7,889	253,772	29.82%	30.69%	0.00%
	2020		0.10%	0.80%	22.39	44.44	7,841	194,300	22.83%	23.67%	0.37%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2024		0.10%	0.60%	18.30	58.43	6,420	157,839	18.51%	19.10%	0.01%
	2023		0.10%	0.60%	15.38	49.06	7,001	142,248	17.05%	17.64%	0.28%
	2022		0.10%	0.60%	18.74	41.70	7,285	126,250	-24.03%	-23.64%	0.00%
	2021		0.10%	0.60%	24.66	54.61	5,363	161,571	12.61%	13.17%	0.00%
	2020		0.10%	0.60%	21.90	48.26	5,391	144,250	26.95%	27.58%	0.00%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.20%	11.05	14.87	22,796	279,966	4.48%	4.59%	2.88%
	2023		0.10%	0.20%	10.58	14.21	20,635	243,288	16.46%	16.57%	3.68%
	2022		0.10%	0.10%	12.19	12.19	19,036	192,681	-11.24%	-11.24%	3.48%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	0.60%	13.03	13.74	15,658	208,250	14.68%	15.25%	3.13%
	2020		0.10%	0.60%	11.36	11.92	14,722	170,453	-6.98%	-6.51%	1.91%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		0.20%	0.20%	30.21	30.21	3,392	102,481	20.53%	20.53%	1.09%
	2023		0.20%	0.20%	25.06	25.06	3,820	95,750	22.54%	22.54%	1.42%
	2022		0.20%	0.20%	20.45	20.45	3,842	78,592	-15.42%	-15.42%	1.38%
	2021		0.20%	0.20%	24.18	24.18	3,850	93,094	27.29%	27.29%	1.15%
	2020		0.20%	0.20%	19.00	19.00	4,519	85,848	16.17%	16.17%	1.53%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.20%	20.09	36.95	20,728	540,871	20.41%	20.53%	1.50%
	2023		0.10%	0.20%	16.69	30.66	20,758	445,442	21.70%	21.83%	1.28%
	2022		0.10%	0.10%	25.17	25.17	20,014	351,389	-14.77%	-14.77%	1.10%
	2021		0.10%	0.60%	28.00	29.53	13,604	390,954	26.93%	27.56%	1.09%
	2020		0.10%	0.60%	22.06	23.15	13,766	310,736	14.61%	15.18%	1.17%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.10%	40.42	40.42	741	29,947	12.42%	12.42%	1.62%
	2023		0.10%	0.10%	35.96	35.96	749	26,923	17.11%	17.11%	1.67%
	2022		0.10%	0.10%	30.70	30.70	756	23,204	-12.15%	-12.15%	1.59%
	2021		0.10%	0.10%	34.95	34.95	761	26,603	17.19%	17.19%	1.20%
	2020		0.10%	0.10%	29.82	29.82	765	22,808	12.54%	12.54%	1.09%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2024		0.10%	0.80%	10.92	33.92	33,030	428,332	8.04%	8.79%	3.32%
	2023		0.10%	0.80%	10.04	31.18	36,807	454,412	9.17%	9.93%	3.17%
	2022		0.10%	0.80%	12.99	28.36	38,188	444,693	-12.54%	-11.92%	10.40%
	2021		0.10%	0.80%	14.76	32.20	31,524	505,596	7.92%	8.68%	5.70%
	2020		0.10%	0.80%	13.60	29.63	30,780	456,184	1.84%	2.55%	3.73%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2024		0.20%	0.80%	14.40	16.53	9,782	144,156	2.94%	3.56%	3.89%
	2023		0.20%	0.80%	13.99	15.96	9,464	135,292	17.98%	18.69%	4.46%
	2022		0.20%	0.80%	11.86	13.45	9,285	112,581	-7.76%	-7.20%	7.90%
	2021		0.20%	0.80%	12.86	14.49	9,061	119,218	12.26%	12.94%	4.53%
	2020		0.20%	0.80%	11.45	12.83	8,891	104,185	-4.86%	-4.29%	2.84%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2024		0.10%	0.80%	20.71	104.94	57,656	1,343,967	26.97%	27.86%	1.06%
	2023		0.10%	0.80%	22.73	82.07	59,035	1,081,544	16.45%	17.27%	1.70%
	2022		0.10%	0.80%	19.40	69.99	30,461	902,067	-10.69%	-10.06%	2.90%
	2021		0.10%	0.80%	21.59	77.82	31,567	1,048,021	30.83%	31.74%	3.51%
	2020		0.10%	0.80%	16.41	59.07	10,933	217,576	2.16%	2.88%	2.86%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2024		0.10%	0.20%	16.49	85.70	4,502	102,848	12.96%	13.08%	1.17%
	2023		0.10%	0.20%	19.20	75.79	4,435	90,294	15.31%	15.42%	1.77%
	2022		0.10%	0.60%	16.65	65.66	2,291	72,777	-12.97%	-12.54%	3.58%
	2021		0.10%	0.60%	19.06	75.07	2,288	83,218	32.86%	33.53%	2.44%
	2020		0.10%	0.60%	14.29	56.22	2,447	64,971	5.35%	5.88%	2.98%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		0.10%	0.60%	23.74	27.47	7,949	194,990	7.06%	7.60%	3.54%
	2023		0.10%	0.60%	22.17	25.53	8,029	183,766	9.06%	9.61%	1.98%
	2022		0.10%	0.60%	20.33	23.29	8,670	181,423	-15.90%	-15.48%	2.56%
	2021		0.10%	0.80%	23.38	27.56	9,714	240,500	6.78%	7.53%	3.60%
	2020		0.10%	0.80%	21.90	25.63	9,343	216,207	6.22%	6.97%	2.23%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.10%	0.20%	15.75	32.53	45,734	1,040,151	10.92%	11.04%	3.04%
	2023		0.10%	0.20%	14.20	29.29	45,395	932,457	13.10%	13.21%	2.00%
	2022		0.10%	0.20%	12.56	25.87	44,314	808,914	-18.84%	-18.76%	2.58%
	2021		0.10%	0.20%	15.47	31.85	42,361	961,550	12.55%	12.66%	3.22%
	2020		0.10%	0.20%	13.75	28.27	41,873	849,583	5.65%	5.75%	2.30%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		0.10%	0.20%	12.81	30.21	78,288	1,510,794	9.97%	10.08%	3.18%
	2023		0.10%	0.20%	11.65	27.45	75,708	1,333,123	11.62%	11.73%	2.02%
	2022		0.10%	0.60%	10.43	24.57	65,762	1,165,436	-17.87%	-17.46%	2.75%
	2021		0.10%	0.60%	12.65	29.76	63,213	1,364,047	10.16%	10.71%	3.20%
	2020		0.10%	0.60%	13.61	26.88	60,780	1,189,221	5.46%	5.99%	2.21%

LVIP Government Money Market Fund - Standard Class	2024		0.10%	0.80%	10.94	12.62	506,156	6,044,365	4.10%	4.83%	4.81%
	2023		0.10%	0.80%	10.46	12.12	506,794	5,804,754	3.92%	4.65%	4.65%
	2022		0.10%	0.80%	10.39	11.66	509,709	5,609,428	0.49%	1.20%	2.37%
	2021		0.10%	0.80%	10.28	11.61	27,325	296,055	-0.78%	-0.18%	0.01%
	2020		0.20%	0.80%	10.30	11.70	33,073	361,603	-0.52%	0.08%	0.28%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.10%	0.80%	13.24	21.66	19,294	279,058	7.23%	7.98%	7.32%
	2023		0.10%	0.80%	12.28	20.06	17,343	238,988	10.87%	11.65%	5.02%
	2022		0.10%	0.80%	16.44	17.96	12,175	200,322	-10.95%	-10.32%	5.73%
	2021		0.10%	0.80%	18.46	20.03	11,764	224,191	5.59%	6.33%	4.90%
	2020		0.10%	0.80%	17.48	18.84	5,369	97,365	4.68%	5.45%	5.09%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2024		0.10%	0.60%	15.91	54.84	4,793	93,312	14.75%	15.32%	1.35%
	2023		0.10%	0.60%	21.09	47.55	4,984	84,816	11.41%	11.96%	1.61%
	2022		0.10%	0.60%	18.93	42.47	3,610	71,724	-9.71%	-9.26%	1.39%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	0.60%	20.97	46.80	3,687	81,146	28.30%	28.94%	1.01%
	2020		0.10%	0.60%	$16.34	$36.30	4,096	$70,158	1.34%	1.83%	1.26%

LVIP Macquarie Bond Fund - Standard Class	2024		0.20%	0.80%	9.62	24.35	64,452	1,054,842	0.80%	1.41%	5.23%
	2023		0.20%	0.80%	9.50	24.15	56,575	957,688	5.09%	5.72%	3.29%
	2022		0.20%	0.80%	10.17	22.98	50,466	884,588	-14.39%	-13.87%	3.17%
	2021		0.20%	0.80%	12.00	26.85	51,570	1,059,523	-2.58%	-2.00%	2.19%
	2020		0.20%	0.80%	12.24	27.56	44,362	954,018	8.99%	9.65%	2.20%

LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2024		0.10%	0.80%	11.74	13.14	104,790	1,258,782	5.22%	5.96%	5.21%
	2023		0.10%	0.80%	11.10	12.40	100,496	1,143,787	4.73%	5.46%	5.89%
	2022		0.10%	0.80%	10.53	11.76	84,334	934,904	-0.70%	0.00%	2.42%
	2021		0.10%	0.80%	10.54	11.76	86,532	962,363	-0.44%	0.30%	1.28%
	2020		0.10%	0.80%	10.88	11.72	73,031	812,874	0.52%	1.26%	1.69%

LVIP Macquarie Diversified Income Fund - Standard Class	2024		0.10%	0.60%	11.15	20.44	67,625	822,902	1.37%	1.88%	4.53%
	2023		0.10%	0.60%	10.95	20.17	59,998	739,100	5.60%	6.13%	4.31%
	2022		0.10%	0.60%	10.33	19.10	52,214	651,336	-14.37%	-13.94%	3.47%
	2021		0.10%	0.60%	12.02	22.30	49,856	729,492	-1.89%	-1.39%	5.08%
	2020		0.10%	0.60%	12.51	22.73	42,920	643,940	10.37%	10.93%	2.64%

LVIP Macquarie High Yield Fund - Standard Class	2024		0.20%	0.80%	11.70	38.40	11,254	255,812	5.81%	6.46%	6.61%
	2023		0.20%	0.80%	11.01	36.29	10,146	239,435	11.77%	12.44%	6.82%
	2022		0.20%	0.80%	12.78	32.47	8,352	221,972	-12.11%	-11.59%	6.14%
	2021		0.20%	0.80%	14.45	36.95	8,824	266,677	4.09%	4.71%	9.30%
	2020		0.20%	0.80%	13.80	35.50	12,964	340,899	6.39%	7.02%	5.84%

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	2024		0.10%	0.80%	11.43	14.63	13,697	190,161	3.47%	4.19%	4.27%
	2023		0.10%	0.80%	10.98	14.04	12,184	162,916	4.16%	4.89%	3.60%
	2022		0.10%	0.80%	10.48	13.39	11,733	150,235	-4.88%	-4.22%	2.45%
	2021		0.10%	0.80%	13.70	13.97	12,481	166,607	-1.47%	-0.77%	1.80%
	2020		0.10%	0.80%	13.68	14.08	10,272	143,881	3.49%	4.20%	1.80%

LVIP Macquarie Mid Cap Value Fund - Standard Class	2024		0.60%	0.60%	34.40	34.40	512	17,603	14.15%	14.15%	1.43%
	2023		0.60%	0.60%	30.13	30.13	513	15,462	10.57%	10.57%	1.71%
	2022		0.60%	0.60%	27.25	27.25	512	13,967	-9.42%	-9.42%	1.54%
	2021		0.60%	0.60%	30.09	30.09	511	15,360	31.15%	31.15%	1.41%
	2020		0.60%	0.60%	22.94	22.94	508	11,643	-0.08%	-0.08%	2.90%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Macquarie SMID Cap Core Fund - Standard Class	2024		0.20%	0.80%	15.36	67.41	24,561	844,245	13.82%	14.50%	0.61%
	2023		0.20%	0.80%	13.44	59.23	23,781	762,624	15.52%	16.22%	1.15%
	2022		0.20%	0.80%	17.06	63.37	22,665	658,104	-14.42%	-13.90%	0.45%
	2021		0.20%	0.80%	19.82	74.04	15,416	792,747	22.20%	22.93%	1.09%
	2020		0.20%	0.80%	16.12	60.59	25,740	983,986	10.20%	10.86%	0.52%

LVIP Macquarie Social Awareness Fund - Standard Class	2024		0.40%	0.80%	18.07	63.63	745	47,324	20.10%	20.59%	0.81%
	2023		0.80%	0.80%	52.98	52.98	831	43,750	29.14%	29.14%	0.99%
	2022		0.80%	0.80%	41.03	56.50	917	37,697	-20.35%	-20.35%	1.10%
	2021		0.80%	0.80%	51.51	70.94	997	51,444	25.43%	25.43%	0.83%
	2020		0.80%	0.80%	41.07	56.56	1,051	43,276	18.73%	18.73%	1.32%

LVIP Macquarie U.S. Growth Fund - Standard Class	2024		0.20%	0.80%	22.34	89.60	9,932	439,987	33.00%	33.80%	0.00%
	2023		0.40%	0.80%	16.73	67.24	6,191	353,197	47.17%	47.76%	0.00%
	2022		0.60%	0.80%	38.84	50.38	5,576	247,036	-28.24%	-28.10%	0.00%
	2021		0.60%	0.80%	54.13	70.21	5,589	347,378	17.16%	17.39%	0.00%
	2020		0.60%	0.80%	46.20	59.93	5,698	302,324	42.98%	43.27%	0.00%

LVIP Macquarie U.S. REIT Fund - Standard Class	2024		0.20%	0.80%	11.06	72.89	37,009	645,465	7.01%	7.66%	3.18%
	2023		0.20%	0.80%	10.30	68.12	34,897	613,088	11.68%	12.35%	3.58%
	2022		0.20%	0.80%	11.19	60.99	23,821	530,370	-25.90%	-25.45%	3.29%
	2021		0.20%	0.80%	15.01	82.31	17,097	710,676	41.93%	42.78%	3.21%
	2020		0.20%	0.80%	10.51	57.99	23,471	694,873	-11.12%	-10.59%	1.88%

LVIP Macquarie Value Fund - Standard Class	2024		0.20%	0.80%	12.90	46.05	19,298	392,301	6.33%	6.97%	1.90%
	2023		0.20%	0.80%	12.08	43.31	17,002	398,858	2.67%	3.28%	1.71%
	2022		0.20%	0.80%	17.12	52.33	15,134	406,699	-4.04%	-3.46%	1.77%
	2021		0.20%	0.80%	17.73	54.54	11,935	464,725	21.44%	22.17%	5.25%
	2020		0.20%	0.80%	14.52	44.91	38,503	965,914	-0.39%	0.21%	2.01%

LVIP MFS International Growth Fund - Standard Class	2024		0.10%	0.60%	15.24	44.40	31,606	522,972	7.45%	7.99%	1.67%
	2023		0.10%	0.60%	14.12	41.12	59,742	882,347	14.03%	14.60%	2.20%
	2022		0.10%	0.60%	16.23	35.88	45,401	726,237	-14.80%	-14.37%	1.07%
	2021		0.10%	0.60%	19.04	41.90	44,209	868,766	10.58%	11.13%	0.75%
	2020		0.10%	0.60%	17.22	37.70	27,158	491,890	13.85%	14.42%	1.01%

LVIP MFS Value Fund - Standard Class	2024		0.10%	0.60%	17.37	65.69	39,464	834,468	11.17%	11.73%	1.77%
	2023		0.10%	0.60%	29.20	58.79	38,578	734,119	7.42%	7.96%	1.89%
	2022		0.10%	0.60%	27.18	54.46	20,290	607,081	-6.64%	-6.17%	1.77%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	0.60%	29.11	58.04	22,195	704,939	24.71%	25.34%	1.41%
	2020		0.10%	0.60%	23.34	46.30	21,155	540,081	3.04%	3.56%	1.83%

LVIP Mondrian Global Income Fund - Standard Class	2024		0.10%	0.20%	9.11	12.00	64,753	617,467	-5.34%	-5.25%	2.30%
	2023		0.10%	0.20%	9.62	12.66	56,507	571,059	3.81%	3.92%	0.00%
	2022		0.10%	0.60%	9.27	12.18	50,825	500,970	-15.64%	-15.22%	0.00%
	2021		0.10%	0.60%	10.95	14.37	46,044	535,705	-5.66%	-5.18%	3.36%
	2020		0.10%	0.60%	14.30	15.16	38,112	469,212	6.14%	6.68%	1.74%

LVIP Mondrian International Value Fund - Standard Class	2024		0.20%	0.80%	11.89	28.30	34,883	652,926	3.86%	4.49%	3.36%
	2023		0.20%	0.80%	11.40	27.24	32,658	590,229	19.16%	19.87%	3.24%
	2022		0.20%	0.80%	12.29	28.85	32,869	528,734	-11.47%	-10.93%	2.84%
	2021		0.20%	0.80%	12.25	32.58	31,952	609,954	10.38%	11.04%	3.57%
	2020		0.20%	0.80%	11.08	29.52	30,747	526,547	-5.73%	-5.16%	2.58%

LVIP SSGA Bond Index Fund - Standard Class	2024		0.10%	0.20%	10.48	13.97	29,156	312,129	0.85%	0.95%	3.52%
	2023		0.10%	0.20%	10.39	13.84	26,436	280,453	5.09%	5.20%	2.89%
	2022		0.10%	0.60%	9.89	13.15	22,987	243,379	-13.96%	-13.53%	2.11%
	2021		0.10%	0.60%	11.44	15.21	21,867	281,823	-2.56%	-2.07%	1.98%
	2020		0.10%	0.60%	11.70	15.53	18,675	245,630	6.84%	7.38%	2.20%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2020		0.60%	0.60%	17.77	17.77	199	3,535	11.51%	11.51%	0.92%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2024		0.10%	0.60%	13.52	32.75	30,897	505,109	9.31%	9.86%	3.27%
	2023		0.10%	0.60%	20.00	29.81	29,089	441,666	12.83%	13.39%	2.62%
	2022		0.10%	0.60%	12.49	26.29	24,801	378,208	-14.84%	-14.41%	4.00%
	2021		0.10%	0.80%	14.67	30.72	23,381	424,869	11.68%	12.47%	5.29%
	2020		0.10%	0.80%	13.11	27.31	22,148	367,619	6.17%	6.91%	1.98%

LVIP SSGA International Index Fund - Standard Class	2024		0.10%	0.20%	16.64	32.92	2,090	43,887	3.01%	3.12%	3.28%
	2023		0.10%	0.20%	16.15	31.93	2,017	41,587	17.34%	17.45%	3.18%
	2022		0.10%	0.20%	13.77	27.19	2,097	36,725	-14.49%	-14.41%	4.56%
	2021		0.10%	0.20%	16.10	31.76	2,101	43,243	10.84%	10.95%	1.62%
	2020		0.10%	0.60%	12.26	28.63	20,906	269,743	7.20%	7.74%	2.55%

LVIP SSGA International Managed Volatility Fund - Standard Class	2024		0.10%	0.10%	11.43	11.43	549	6,279	2.67%	2.67%	3.04%
	2023		0.10%	0.10%	11.14	11.14	557	6,199	17.33%	17.33%	3.02%
	2022		0.10%	0.10%	9.49	9.49	565	5,366	-16.91%	-16.91%	4.21%
	2021		0.10%	0.10%	11.42	11.42	574	6,560	10.64%	10.64%	0.68%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	0.60%	9.94	10.32	14,113	140,454	-1.57%	-1.06%	2.13%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2024		0.10%	0.80%	14.23	24.70	82,279	1,640,360	7.51%	8.27%	2.66%
	2023		0.10%	0.80%	20.78	22.82	79,736	1,488,388	12.66%	13.45%	2.40%
	2022		0.10%	0.80%	18.45	20.11	69,668	1,293,037	-16.09%	-15.50%	2.87%
	2021		0.10%	0.80%	21.98	23.80	67,540	1,492,606	9.51%	10.28%	2.26%
	2020		0.10%	0.80%	20.49	21.58	65,735	1,325,543	13.15%	13.72%	2.33%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		0.10%	0.60%	23.39	101.53	145,316	4,760,372	23.98%	24.61%	1.19%
	2023		0.10%	0.60%	18.79	81.48	120,400	3,383,725	25.25%	25.88%	1.50%
	2022		0.10%	0.60%	20.48	64.73	84,749	2,728,372	-18.80%	-18.39%	1.42%
	2021		0.10%	0.60%	25.12	79.32	84,952	3,655,614	27.65%	28.29%	1.31%
	2020		0.10%	0.60%	19.60	61.82	67,116	2,329,109	17.33%	17.91%	1.65%

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		0.10%	0.60%	14.66	64.32	66,160	1,029,518	10.49%	11.03%	1.84%
	2023		0.10%	0.60%	13.22	57.93	49,075	700,969	15.81%	16.38%	1.36%
	2022		0.10%	0.60%	11.37	49.78	25,042	565,977	-21.26%	-20.86%	1.22%
	2021		0.10%	0.60%	20.88	62.90	24,068	691,001	13.87%	14.44%	1.08%
	2020		0.10%	0.60%	18.26	54.96	7,177	197,969	18.48%	19.08%	1.12%

LVIP Structured Moderate Allocation Fund - Standard Class	2024		0.20%	0.20%	14.16	14.16	7,102	100,527	9.19%	9.19%	3.82%
	2023		0.20%	0.20%	12.96	12.96	6,750	87,510	12.86%	12.86%	2.81%
	2022		0.20%	0.20%	11.49	11.49	6,330	72,709	-13.32%	-13.32%	4.90%
	2021		0.20%	0.20%	13.25	13.25	5,857	77,622	11.93%	11.93%	4.99%
	2020		0.60%	0.60%	19.31	19.31	3,457	66,758	9.20%	9.20%	2.66%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2024		0.10%	0.20%	14.46	26.47	26,548	511,481	10.26%	10.37%	3.53%
	2023		0.10%	0.10%	23.98	23.98	24,299	427,115	14.16%	14.16%	2.69%
	2022		0.10%	0.60%	19.75	21.01	16,769	342,459	-13.65%	-13.22%	4.96%
	2021		0.10%	0.60%	22.87	24.21	16,447	387,218	13.00%	13.57%	5.51%
	2020		0.10%	0.60%	20.24	21.32	15,285	317,610	8.62%	9.17%	2.93%

LVIP T. Rowe Price 2040 Fund - Standard Class	2024	4/8/2024	0.20%	0.20%	16.81	16.81	646	10,852	5.90%	5.90%	1.89%
	2023		0.60%	0.60%	19.97	19.97	485	9,683	18.48%	18.48%	1.74%
	2022		0.60%	0.60%	16.86	16.86	488	8,220	-18.23%	-18.23%	2.41%
	2021		0.60%	0.60%	20.61	20.61	163	3,350	16.23%	16.23%	3.14%
	2020	1/7/2020	0.60%	0.60%	17.74	17.74	77	1,369	15.55%	15.55%	3.12%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		0.10%	0.20%	30.00	108.35	8,541	334,656	23.42%	23.55%	0.32%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.10%	0.20%	24.30	87.70	9,030	282,345	20.93%	21.05%	0.03%
	2022		0.10%	0.20%	20.10	72.45	9,291	238,208	-24.67%	-24.60%	0.02%
	2021		0.10%	0.20%	26.68	96.08	9,457	320,069	13.62%	13.73%	0.01%
	2020		0.10%	0.20%	23.48	84.48	9,700	287,374	31.43%	31.56%	0.00%

LVIP Vanguard Bond Allocation Fund - Standard Class	2024		0.10%	0.20%	10.50	11.98	9,145	100,312	1.22%	1.32%	3.84%
	2023		0.10%	0.20%	10.37	11.83	8,050	87,381	5.79%	5.89%	3.50%
	2022		0.10%	0.10%	11.17	11.17	6,912	71,096	-13.45%	-13.45%	2.05%
	2021		0.10%	0.60%	12.23	12.90	6,228	77,731	-1.88%	-1.38%	1.50%
	2020		0.10%	0.60%	12.47	13.09	5,315	67,612	5.05%	5.58%	1.63%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2024		0.20%	0.20%	22.33	22.33	2,659	59,387	21.86%	21.86%	1.16%
	2023		0.20%	0.20%	18.33	18.33	2,914	53,414	24.97%	24.97%	1.33%
	2022		0.20%	0.20%	14.67	14.67	3,131	45,913	-18.90%	-18.90%	1.27%
	2021		0.60%	0.60%	37.53	37.53	1,593	59,764	24.98%	24.98%	1.21%
	2020		0.60%	0.60%	30.03	30.03	1,786	53,628	19.11%	19.11%	1.38%

LVIP Vanguard International Equity ETF Fund - Standard Class	2024		0.10%	0.60%	12.08	17.54	76,875	1,143,633	3.24%	3.76%	2.73%
	2023		0.10%	0.60%	11.66	16.90	72,602	1,046,964	14.68%	15.25%	3.18%
	2022		0.10%	0.60%	13.84	14.67	68,498	875,887	-17.12%	-16.71%	2.63%
	2021		0.10%	0.60%	16.70	17.61	59,554	996,179	7.52%	8.06%	2.87%
	2020		0.10%	0.60%	15.53	16.30	56,141	873,170	10.23%	10.78%	2.36%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.40%	0.80%	13.91	49.77	7,615	283,029	37.60%	38.15%	0.00%
	2022		0.60%	0.80%	34.99	36.10	8,952	217,645	-33.86%	-33.73%	0.00%
	2021		0.60%	0.80%	52.91	54.48	5,524	295,769	16.18%	16.41%	0.00%
	2020		0.60%	0.80%	45.54	46.79	4,928	227,178	41.89%	42.17%	0.00%

LVIP Wellington SMID Cap Value Fund - Standard Class	2024		0.10%	0.60%	15.29	75.79	8,361	170,412	11.64%	12.22%	1.25%
	2023		0.10%	0.60%	13.67	67.54	9,520	167,150	16.54%	17.12%	0.97%
	2022		0.10%	0.60%	22.53	57.66	10,371	151,610	-10.54%	-10.10%	0.73%
	2021		0.10%	0.80%	24.46	64.14	7,294	187,855	27.18%	28.05%	0.49%
	2020		0.10%	0.80%	19.23	50.09	7,897	158,669	0.96%	1.70%	0.94%

Macquarie VIP Emerging Markets Series - Standard Class	2024		0.10%	0.80%	10.62	62.15	115,340	1,464,364	4.25%	4.98%	2.61%
	2023		0.10%	0.80%	10.15	59.62	129,124	1,543,029	12.89%	13.68%	1.56%
	2022		0.10%	0.80%	9.13	52.81	111,324	1,289,397	-28.16%	-27.66%	4.18%
	2021		0.10%	0.80%	12.63	73.51	89,595	1,509,597	-3.61%	-2.94%	0.31%
	2020		0.10%	0.80%	13.03	76.27	70,011	1,239,574	24.09%	24.96%	0.79%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Macquarie VIP Small Cap Value Series - Standard Class	2024		0.10%	0.80%	14.24	89.59	38,838	1,293,455	10.43%	11.20%	1.34%
	2023		0.10%	0.80%	12.84	81.13	40,986	1,231,179	8.57%	9.34%	0.95%
	2022		0.10%	0.80%	25.76	74.72	38,809	1,132,844	-12.79%	-12.17%	0.83%
	2021		0.10%	0.80%	29.48	85.68	24,703	1,354,026	33.35%	34.29%	0.83%
	2020		0.10%	0.80%	22.06	64.26	26,738	1,089,065	-2.68%	-2.00%	1.35%

MFS® VIT Growth Series - Initial Class	2024		0.10%	0.80%	18.01	123.88	9,883	746,662	30.42%	31.33%	0.00%
	2023		0.10%	0.80%	13.75	94.32	10,792	611,966	34.78%	35.73%	0.00%
	2022		0.10%	0.80%	39.07	69.50	11,838	479,661	-32.18%	-31.70%	0.00%
	2021		0.10%	0.80%	57.61	105.85	9,870	676,245	22.55%	23.41%	0.00%
	2020		0.10%	0.80%	47.01	86.37	9,999	557,062	30.81%	31.72%	0.00%

MFS® VIT Total Return Series - Initial Class	2024		0.10%	0.80%	12.99	40.44	8,509	296,296	6.89%	7.64%	2.48%
	2023		0.10%	0.80%	12.10	37.83	8,529	273,260	9.56%	10.33%	2.04%
	2022		0.10%	0.80%	15.02	34.53	8,611	247,713	-10.30%	-9.67%	1.71%
	2021		0.10%	0.80%	16.65	38.50	8,350	282,700	13.21%	14.00%	1.80%
	2020		0.10%	0.80%	14.62	34.00	8,241	246,116	8.94%	9.70%	2.28%

MFS® VIT Utilities Series - Initial Class	2024		0.10%	0.80%	12.45	61.41	29,930	926,718	10.77%	11.55%	2.35%
	2023		0.10%	0.80%	11.20	55.44	28,096	820,243	-2.89%	-2.21%	3.59%
	2022		0.10%	0.80%	17.67	78.58	24,676	787,309	-0.05%	0.65%	2.31%
	2021		0.10%	0.80%	17.58	78.62	24,270	903,891	13.18%	13.98%	1.77%
	2020		0.10%	0.80%	15.44	69.46	23,298	766,307	5.06%	5.80%	2.51%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2024		0.20%	0.80%	11.93	68.60	35,274	1,274,556	23.03%	23.77%	0.00%
	2023		0.20%	0.80%	12.51	55.65	36,227	1,073,067	17.21%	17.91%	0.00%
	2022		0.20%	0.80%	18.68	60.94	32,454	937,618	-29.30%	-28.88%	0.00%
	2021		0.20%	0.80%	26.26	86.21	24,068	1,363,816	12.09%	12.77%	0.00%
	2020		0.20%	0.80%	23.29	76.91	24,594	1,242,069	38.87%	39.70%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		0.20%	0.80%	11.33	45.36	4,416	64,119	7.95%	8.60%	0.71%
	2023		0.20%	0.80%	12.96	42.02	3,732	60,554	10.12%	10.78%	1.05%
	2022		0.20%	0.80%	14.87	45.68	1,920	54,122	-10.47%	-9.94%	0.58%
	2021		0.20%	0.80%	16.52	51.02	2,024	65,644	31.71%	32.53%	0.58%
	2020		0.20%	0.80%	12.46	38.73	2,376	56,919	-3.44%	-2.81%	1.28%

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2024		0.80%	0.80%	60.67	60.67	733	44,448	24.84%	24.84%	0.22%
	2023		0.80%	0.80%	48.60	48.60	793	38,525	25.89%	25.89%	0.33%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.80%	0.80%	38.61	38.61	836	32,271	-19.10%	-19.10%	0.43%
	2021		0.80%	0.80%	47.72	47.72	859	41,002	22.49%	22.49%	0.37%
	2020		0.80%	0.80%	38.96	38.96	916	35,697	18.61%	18.61%	0.60%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2024		0.10%	0.20%	12.36	12.94	40,292	516,430	3.95%	4.06%	2.25%
	2023		0.10%	0.20%	11.88	12.45	35,855	442,070	-8.04%	-7.95%	15.63%
	2022		0.10%	0.20%	12.91	13.54	30,448	407,609	8.40%	8.51%	22.27%
	2021		0.10%	0.60%	11.16	12.49	37,502	452,693	32.54%	33.21%	4.09%
	2020		0.10%	0.60%	8.42	8.93	56,326	502,756	0.75%	1.25%	6.48%

Putnam VT Large Cap Value Fund - Class IB	2024		0.80%	0.80%	48.43	48.43	741	35,864	18.19%	18.19%	1.10%
	2023		0.80%	0.80%	40.98	40.98	796	32,632	14.75%	14.75%	2.03%
	2022		0.80%	0.80%	35.71	35.71	847	30,249	-3.90%	-3.90%	1.48%
	2021		0.80%	0.80%	37.16	37.16	888	33,009	26.29%	26.29%	1.20%
	2020		0.80%	0.80%	29.43	29.43	921	27,101	4.96%	4.96%	1.71%

Templeton Foreign VIP Fund - Class 2	2024		0.80%	0.80%	19.89	19.89	3,653	72,652	-1.79%	-1.79%	2.41%
	2023		0.80%	0.80%	20.25	20.25	3,758	76,106	19.79%	19.79%	3.23%
	2022		0.80%	0.80%	16.91	16.91	4,092	69,176	-8.34%	-8.34%	3.10%
	2021		0.80%	0.80%	18.44	18.44	4,439	81,877	3.33%	3.33%	1.84%
	2020		0.80%	0.80%	17.85	17.85	4,367	77,948	-1.95%	-1.95%	3.45%

Templeton Global Bond VIP Fund - Class 1	2024		0.10%	0.80%	13.99	16.16	8,575	126,795	-11.84%	-11.22%	0.00%
	2023		0.10%	0.80%	15.75	18.29	7,017	124,048	2.37%	3.09%	0.00%
	2022		0.10%	0.80%	15.28	17.83	6,731	116,090	-5.61%	-4.94%	0.00%
	2021		0.10%	0.80%	16.08	18.85	6,840	124,851	-5.39%	-4.72%	0.00%
	2020		0.10%	0.80%	16.87	19.89	5,683	109,185	-5.89%	-5.17%	8.59%

Templeton Growth VIP Fund - Class 1	2024		0.20%	0.80%	12.58	27.56	8,026	167,224	4.86%	5.49%	1.16%
	2023		0.20%	0.80%	15.68	26.28	8,130	161,735	20.27%	20.99%	3.48%
	2022		0.20%	0.80%	12.96	26.33	8,595	142,250	-12.03%	-11.50%	0.53%
	2021		0.20%	0.80%	14.65	29.93	7,811	147,409	4.42%	5.05%	1.31%
	2020		0.20%	0.80%	13.94	28.66	7,570	137,125	5.14%	5.77%	3.26%

Templeton Growth VIP Fund - Class 2	2024		0.80%	0.80%	30.55	30.55	832	25,433	4.56%	4.56%	0.95%
	2023		0.80%	0.80%	29.22	29.22	824	24,076	20.05%	20.05%	3.40%
	2022		0.80%	0.80%	24.34	24.34	873	21,248	-12.21%	-12.21%	0.16%
	2021		0.80%	0.80%	27.72	27.72	892	24,728	4.04%	4.04%	1.11%
	2020		0.80%	0.80%	26.65	26.65	866	23,076	4.96%	4.96%	2.98%

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$148,807	$208,739
AB VPS International Value Portfolio - Class A	7,925	3,481
AB VPS Large Cap Growth Portfolio - Class A	17,109	2,993
AB VPS Relative Value Portfolio - Class A	46,030	20,340
AB VPS Sustainable Global Thematic Portfolio - Class A	21,649	18,260
American Funds Global Growth Fund - Class 2	283,847	106,838
American Funds Global Small Capitalization Fund - Class 2	50,449	8,398
American Funds Growth Fund - Class 2	196,212	569,092
American Funds Growth-Income Fund - Class 2	182,988	154,039
American Funds International Fund - Class 2	90,114	42,734
ClearBridge Variable Mid Cap Portfolio - Class I	55	2
DWS Equity 500 Index VIP Portfolio - Class A	92,738	90,645
DWS Small Cap Index VIP Portfolio - Class A	51,267	21,839
Fidelity® VIP Contrafund® Portfolio - Service Class	400,548	264,283
Fidelity® VIP Equity-Income Portfolio - Service Class	32,310	18,471
Fidelity® VIP Growth Opportunities Portfolio - Service Class	709	3,399
Fidelity® VIP Growth Portfolio - Service Class	294,455	51,264
Fidelity® VIP High Income Portfolio - Service Class	4,857	3,758
Fidelity® VIP Mid Cap Portfolio - Service Class	434,008	29,884
Fidelity® VIP Overseas Portfolio - Service Class	19,444	11,332
Franklin Income VIP Fund - Class 1	151,320	23,330
Franklin Mutual Shares VIP Fund - Class 1	112,670	68,292
Franklin Small-Mid Cap Growth VIP Fund - Class 1	28,428	28,516
Invesco V.I. American Franchise Fund - Series I Shares	4,650	49,366
Invesco V.I. Core Equity Fund - Series I Shares	18,613	13,720
Invesco V.I. EQV International Equity Fund - Series I Shares	13,062	2,019
Janus Henderson Balanced Portfolio - Institutional Shares	34,688	10,558
Janus Henderson Balanced Portfolio - Service Shares	1,447	1,877
Janus Henderson Enterprise Portfolio - Service Shares	11,221	12,174
Janus Henderson Global Research Portfolio - Institutional Shares	11,884	19,127
Janus Henderson Global Research Portfolio - Service Shares	2,121	763
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	5,292
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	309,284	4,484
LVIP American Century Balanced Fund - Standard Class II	10,046	6,653
LVIP American Century Inflation Protection Fund - Standard Class II	37,474	15,411
LVIP American Century Ultra Fund - Standard Class	327,080	9,258
LVIP Baron Growth Opportunities Fund - Service Class	78,885	233,165
LVIP Baron Growth Opportunities Fund - Standard Class	10,357	10,696
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	79,997	17,189
LVIP BlackRock Global Allocation Fund - Standard Class	220,868	32,158
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	19,745	1,791
LVIP BlackRock Real Estate Fund - Standard Class	27,601	13,090
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	4,034	967
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	16,520	19,988
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	12,008	15,164
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	38,140	5,079
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,812	13,416
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	64,530	28,390
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,682	336
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	35,364	82,713
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	11,208	1,865
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	105,147	59,954
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,443	6,178

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	$19,952	$14,711
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	71,025	27,987
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	132,413	34,086
LVIP Government Money Market Fund - Standard Class	292,866	53,255
LVIP JPMorgan High Yield Fund - Standard Class	44,424	5,680
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	11,620	11,079
LVIP Macquarie Bond Fund - Standard Class	179,079	45,614
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	211,184	104,005
LVIP Macquarie Diversified Income Fund - Standard Class	137,007	33,827
LVIP Macquarie High Yield Fund - Standard Class	31,716	14,928
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	28,247	951
LVIP Macquarie Mid Cap Value Fund - Standard Class	912	316
LVIP Macquarie SMID Cap Core Fund - Standard Class	62,540	49,021
LVIP Macquarie Social Awareness Fund - Standard Class	2,844	6,253
LVIP Macquarie U.S. Growth Fund - Standard Class	41,110	36,038
LVIP Macquarie U.S. REIT Fund - Standard Class	64,320	62,443
LVIP Macquarie Value Fund - Standard Class	27,968	40,317
LVIP MFS International Growth Fund - Standard Class	170,112	550,359
LVIP MFS Value Fund - Standard Class	112,867	42,142
LVIP Mondrian Global Income Fund - Standard Class	120,210	30,822
LVIP Mondrian International Value Fund - Standard Class	84,553	21,754
LVIP SSGA Bond Index Fund - Standard Class	41,281	2,486
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	45,612	8,608
LVIP SSGA International Index Fund - Standard Class	3,467	1,106
LVIP SSGA International Managed Volatility Fund - Standard Class	197	95
LVIP SSGA Moderate Index Allocation Fund - Standard Class	102,292	16,862
LVIP SSGA S&P 500 Index Fund - Standard Class	1,138,884	242,009
LVIP SSGA Small-Cap Index Fund - Standard Class	330,686	38,722
LVIP Structured Moderate Allocation Fund - Standard Class	24,319	2,524
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	132,162	6,500
LVIP T. Rowe Price 2040 Fund - Standard Class	353	90
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	40,094	25,065
LVIP Vanguard Bond Allocation Fund - Standard Class	16,340	1,139
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,059	5,215
LVIP Vanguard International Equity ETF Fund - Standard Class	100,185	11,892
LVIP Wellington Capital Growth Fund - Standard Class	69,512	337,205
LVIP Wellington SMID Cap Value Fund - Standard Class	23,742	23,684
Macquarie VIP Emerging Markets Series - Standard Class	253,267	373,338
Macquarie VIP Small Cap Value Series - Standard Class	75,293	87,399
MFS® VIT Growth Series - Initial Class	67,669	66,516
MFS® VIT Total Return Series - Initial Class	34,969	12,015
MFS® VIT Utilities Series - Initial Class	125,841	73,035
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	77,521	63,416
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	10,723	9,966
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,108	3,818
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	96,997	33,495
Putnam VT Large Cap Value Fund - Class IB	2,003	2,892
Templeton Foreign VIP Fund - Class 2	6,009	7,111
Templeton Global Bond VIP Fund - Class 1	22,308	4,819
Templeton Growth VIP Fund - Class 1	11,155	12,375
Templeton Growth VIP Fund - Class 2	2,129	1,732

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	58,212	$18.32	$1,066,449	$989,759
AB VPS International Value Portfolio - Class A	4,685	15.12	70,830	65,701
AB VPS Large Cap Growth Portfolio - Class A	3,593	89.31	320,886	213,047
AB VPS Relative Value Portfolio - Class A	24,442	31.68	774,335	671,387
AB VPS Sustainable Global Thematic Portfolio - Class A	18,649	35.13	655,145	510,836
American Funds Global Growth Fund - Class 2	74,501	36.37	2,709,613	2,443,456
American Funds Global Small Capitalization Fund - Class 2	21,737	17.05	370,615	427,084
American Funds Growth Fund - Class 2	37,741	125.79	4,747,420	3,088,662
American Funds Growth-Income Fund - Class 2	42,217	68.38	2,886,766	2,108,269
American Funds International Fund - Class 2	78,537	17.75	1,394,027	1,427,979
ClearBridge Variable Mid Cap Portfolio - Class I	80	24.43	1,966	1,717
DWS Equity 500 Index VIP Portfolio - Class A	38,808	31.11	1,207,316	853,293
DWS Small Cap Index VIP Portfolio - Class A	41,270	14.52	599,246	575,448
Fidelity® VIP Contrafund® Portfolio - Service Class	53,298	57.48	3,063,544	2,053,714
Fidelity® VIP Equity-Income Portfolio - Service Class	15,604	26.36	411,320	350,812
Fidelity® VIP Growth Opportunities Portfolio - Service Class	1,107	82.52	91,347	40,052
Fidelity® VIP Growth Portfolio - Service Class	13,186	95.95	1,265,209	1,116,146
Fidelity® VIP High Income Portfolio - Service Class	6,679	4.68	31,256	34,562
Fidelity® VIP Mid Cap Portfolio - Service Class	31,047	36.92	1,146,241	1,098,675
Fidelity® VIP Overseas Portfolio - Service Class	9,383	25.31	237,477	182,600
Franklin Income VIP Fund - Class 1	82,177	15.12	1,242,521	1,255,120
Franklin Mutual Shares VIP Fund - Class 1	63,858	16.84	1,075,368	1,058,361
Franklin Small-Mid Cap Growth VIP Fund - Class 1	21,602	18.99	410,228	347,672
Invesco V.I. American Franchise Fund - Series I Shares	7,230	79.53	575,003	380,212
Invesco V.I. Core Equity Fund - Series I Shares	5,158	33.62	173,414	153,985
Invesco V.I. EQV International Equity Fund - Series I Shares	2,535	33.52	84,961	83,217
Janus Henderson Balanced Portfolio - Institutional Shares	9,348	51.22	478,825	303,484
Janus Henderson Balanced Portfolio - Service Shares	1,080	54.39	58,754	52,131
Janus Henderson Enterprise Portfolio - Service Shares	2,839	74.72	212,157	193,503
Janus Henderson Global Research Portfolio - Institutional Shares	3,904	72.60	283,413	160,412
Janus Henderson Global Research Portfolio - Service Shares	534	69.97	37,389	22,837
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	717	21.16	15,177	7,944
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	9,557	63.77	609,415	457,695
LVIP American Century Balanced Fund - Standard Class II	59,781	8.40	502,338	465,357
LVIP American Century Inflation Protection Fund - Standard Class II	23,121	9.19	212,437	225,824
LVIP American Century Ultra Fund - Standard Class	11,057	30.37	335,791	318,183
LVIP Baron Growth Opportunities Fund - Service Class	11,699	75.41	882,179	746,372
LVIP Baron Growth Opportunities Fund - Standard Class	2,222	79.24	176,027	114,463
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	25,481	20.82	530,532	521,412
LVIP BlackRock Global Allocation Fund - Standard Class	172,951	12.14	2,098,755	1,952,664
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	16,915	9.01	152,470	164,771
LVIP BlackRock Real Estate Fund - Standard Class	25,058	7.43	186,179	202,209
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,160	13.93	30,085	27,381
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	5,179	56.06	290,335	163,695
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,202	21.92	157,839	124,220
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	27,231	10.28	279,966	269,126
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,113	48.49	102,481	67,891
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	23,088	23.43	540,871	446,644
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	677	44.22	29,947	22,954
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	55,483	7.72	428,332	457,074
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	17,934	8.04	144,156	147,277
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	90,710	14.82	1,343,967	1,135,869
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,980	12.89	102,848	91,700

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	16,147	$12.08	$194,990	$211,636
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	78,084	13.32	1,040,151	1,065,982
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	111,679	13.53	1,510,794	1,538,270
LVIP Government Money Market Fund - Standard Class	604,436	10.00	6,044,365	6,044,365
LVIP JPMorgan High Yield Fund - Standard Class	28,458	9.81	279,058	278,229
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,788	19.49	93,312	77,193
LVIP Macquarie Bond Fund - Standard Class	92,995	11.34	1,054,842	1,205,102
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	128,710	9.78	1,258,782	1,296,686
LVIP Macquarie Diversified Income Fund - Standard Class	94,521	8.71	822,902	954,814
LVIP Macquarie High Yield Fund - Standard Class	60,590	4.22	255,812	291,273
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	20,430	9.31	190,161	199,509
LVIP Macquarie Mid Cap Value Fund - Standard Class	400	44.03	17,603	14,736
LVIP Macquarie SMID Cap Core Fund - Standard Class	30,354	27.81	844,245	725,085
LVIP Macquarie Social Awareness Fund - Standard Class	889	53.26	47,324	34,453
LVIP Macquarie U.S. Growth Fund - Standard Class	33,703	13.06	439,987	380,565
LVIP Macquarie U.S. REIT Fund - Standard Class	46,953	13.75	645,465	599,410
LVIP Macquarie Value Fund - Standard Class	15,348	25.56	392,301	400,677
LVIP MFS International Growth Fund - Standard Class	26,594	19.67	522,972	495,572
LVIP MFS Value Fund - Standard Class	15,825	52.73	834,468	756,132
LVIP Mondrian Global Income Fund - Standard Class	69,153	8.93	617,467	747,269
LVIP Mondrian International Value Fund - Standard Class	39,198	16.66	652,926	635,706
LVIP SSGA Bond Index Fund - Standard Class	31,938	9.77	312,129	338,379
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	42,733	11.82	505,109	488,109
LVIP SSGA International Index Fund - Standard Class	4,200	10.45	43,887	38,932
LVIP SSGA International Managed Volatility Fund - Standard Class	666	9.43	6,279	5,709
LVIP SSGA Moderate Index Allocation Fund - Standard Class	99,524	16.48	1,640,360	1,554,167
LVIP SSGA S&P 500 Index Fund - Standard Class	156,953	30.33	4,760,372	3,931,570
LVIP SSGA Small-Cap Index Fund - Standard Class	31,401	32.79	1,029,518	948,833
LVIP Structured Moderate Allocation Fund - Standard Class	8,924	11.27	100,527	122,784
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	42,920	11.92	511,481	545,314
LVIP T. Rowe Price 2040 Fund - Standard Class	874	12.42	10,852	10,585
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	10,354	32.32	334,656	269,163
LVIP Vanguard Bond Allocation Fund - Standard Class	11,131	9.01	100,312	110,558
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,558	38.12	59,387	39,498
LVIP Vanguard International Equity ETF Fund - Standard Class	96,599	11.84	1,143,633	1,114,837
LVIP Wellington SMID Cap Value Fund - Standard Class	6,602	25.81	170,412	173,609
Macquarie VIP Emerging Markets Series - Standard Class	64,939	22.55	1,464,364	1,471,771
Macquarie VIP Small Cap Value Series - Standard Class	31,953	40.48	1,293,455	1,061,329
MFS® VIT Growth Series - Initial Class	10,185	73.31	746,662	508,510
MFS® VIT Total Return Series - Initial Class	12,733	23.27	296,296	290,316
MFS® VIT Utilities Series - Initial Class	27,081	34.22	926,718	857,539
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	40,747	31.28	1,274,556	1,028,515
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,888	16.49	64,119	60,044
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,113	39.93	44,448	29,878
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	94,758	5.45	516,430	609,311
Putnam VT Large Cap Value Fund - Class IB	1,106	32.42	35,864	26,753
Templeton Foreign VIP Fund - Class 2	5,280	13.76	72,652	71,641
Templeton Global Bond VIP Fund - Class 1	10,514	12.06	126,795	159,037
Templeton Growth VIP Fund - Class 1	13,095	12.77	167,224	157,750
Templeton Growth VIP Fund - Class 2	2,038	12.48	25,433	23,462

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	4,987	(12,204)	(7,217)
AB VPS International Value Portfolio - Class A	404	(278)	126
AB VPS Large Cap Growth Portfolio - Class A	59	(8)	51
AB VPS Relative Value Portfolio - Class A	266	(434)	(168)
AB VPS Sustainable Global Thematic Portfolio - Class A	1,104	(459)	645
American Funds Global Growth Fund - Class 2	8,874	(5,451)	3,423
American Funds Global Small Capitalization Fund - Class 2	3,290	(336)	2,954
American Funds Growth Fund - Class 2	4,929	(16,298)	(11,369)
American Funds Growth-Income Fund - Class 2	3,257	(5,339)	(2,082)
American Funds International Fund - Class 2	7,364	(2,722)	4,642
DWS Equity 500 Index VIP Portfolio - Class A	3,184	(3,084)	100
DWS Small Cap Index VIP Portfolio - Class A	1,156	(691)	465
Fidelity® VIP Contrafund® Portfolio - Service Class	1,082	(6,662)	(5,580)
Fidelity® VIP Equity-Income Portfolio - Service Class	127	(344)	(217)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	9	(41)	(32)
Fidelity® VIP Growth Portfolio - Service Class	958	(1,720)	(762)
Fidelity® VIP High Income Portfolio - Service Class	138	(159)	(21)
Fidelity® VIP Mid Cap Portfolio - Service Class	15,928	(879)	15,049
Fidelity® VIP Overseas Portfolio - Service Class	439	(346)	93
Franklin Income VIP Fund - Class 1	5,689	(776)	4,913
Franklin Mutual Shares VIP Fund - Class 1	4,489	(4,148)	341
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,530	(1,099)	431
Invesco V.I. American Franchise Fund - Series I Shares	151	(1,536)	(1,385)
Invesco V.I. Core Equity Fund - Series I Shares	120	(391)	(271)
Invesco V.I. EQV International Equity Fund - Series I Shares	444	(55)	389
Janus Henderson Balanced Portfolio - Institutional Shares	495	(139)	356
Janus Henderson Balanced Portfolio - Service Shares	2,621	(30)	2,591
Janus Henderson Enterprise Portfolio - Service Shares	77	(352)	(275)
Janus Henderson Global Research Portfolio - Institutional Shares	41	(515)	(474)
Janus Henderson Global Research Portfolio - Service Shares	22	(14)	8
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(133)	(133)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	6,495	(39)	6,456
LVIP American Century Balanced Fund - Standard Class II	—	(211)	(211)
LVIP American Century Inflation Protection Fund - Standard Class II	4,177	(1,253)	2,924
LVIP American Century Ultra Fund - Standard Class	6,760	(474)	6,286
LVIP Baron Growth Opportunities Fund - Service Class	4,184	(12,696)	(8,512)
LVIP Baron Growth Opportunities Fund - Standard Class	144	(171)	(27)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,335	(969)	1,366
LVIP BlackRock Global Allocation Fund - Standard Class	9,996	(2,431)	7,565
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,165	(131)	1,034
LVIP BlackRock Real Estate Fund - Standard Class	1,942	(1,035)	907
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	190	(57)	133
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	38	(514)	(476)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	264	(845)	(581)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,564	(403)	2,161
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	49	(477)	(428)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,401	(1,431)	(30)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(8)	(8)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	1,808	(5,585)	(3,777)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	373	(55)	318
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	1,063	(2,442)	(1,379)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	403	(336)	67
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	521	(601)	(80)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,633	(1,294)	339

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	4,203	(1,623)	2,580
LVIP Government Money Market Fund - Standard Class	8,682	(9,320)	(638)
LVIP JPMorgan High Yield Fund - Standard Class	2,280	(329)	1,951
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	406	(597)	(191)
LVIP Macquarie Bond Fund - Standard Class	11,292	(3,415)	7,877
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	12,963	(8,669)	4,294
LVIP Macquarie Diversified Income Fund - Standard Class	10,229	(2,602)	7,627
LVIP Macquarie High Yield Fund - Standard Class	1,825	(717)	1,108
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,559	(46)	1,513
LVIP Macquarie Mid Cap Value Fund - Standard Class	6	(7)	(1)
LVIP Macquarie SMID Cap Core Fund - Standard Class	2,595	(1,815)	780
LVIP Macquarie Social Awareness Fund - Standard Class	38	(124)	(86)
LVIP Macquarie U.S. Growth Fund - Standard Class	4,550	(809)	3,741
LVIP Macquarie U.S. REIT Fund - Standard Class	5,596	(3,484)	2,112
LVIP Macquarie Value Fund - Standard Class	4,296	(2,000)	2,296
LVIP MFS International Growth Fund - Standard Class	7,496	(35,632)	(28,136)
LVIP MFS Value Fund - Standard Class	3,032	(2,146)	886
LVIP Mondrian Global Income Fund - Standard Class	11,307	(3,061)	8,246
LVIP Mondrian International Value Fund - Standard Class	3,567	(1,342)	2,225
LVIP SSGA Bond Index Fund - Standard Class	2,900	(180)	2,720
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,067	(259)	1,808
LVIP SSGA International Index Fund - Standard Class	122	(49)	73
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(8)	(8)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,865	(322)	2,543
LVIP SSGA S&P 500 Index Fund - Standard Class	33,183	(8,267)	24,916
LVIP SSGA Small-Cap Index Fund - Standard Class	19,524	(2,439)	17,085
LVIP Structured Moderate Allocation Fund - Standard Class	522	(170)	352
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,634	(385)	2,249
LVIP T. Rowe Price 2040 Fund - Standard Class	164	(3)	161
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	325	(814)	(489)
LVIP Vanguard Bond Allocation Fund - Standard Class	1,189	(94)	1,095
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	5	(260)	(255)
LVIP Vanguard International Equity ETF Fund - Standard Class	4,753	(480)	4,273
LVIP Wellington Capital Growth Fund - Standard Class	46	(7,661)	(7,615)
LVIP Wellington SMID Cap Value Fund - Standard Class	322	(1,481)	(1,159)
Macquarie VIP Emerging Markets Series - Standard Class	18,183	(31,967)	(13,784)
Macquarie VIP Small Cap Value Series - Standard Class	1,265	(3,413)	(2,148)
MFS® VIT Growth Series - Initial Class	387	(1,296)	(909)
MFS® VIT Total Return Series - Initial Class	445	(465)	(20)
MFS® VIT Utilities Series - Initial Class	4,421	(2,587)	1,834
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,037	(1,990)	(953)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,478	(794)	684
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	(60)	(60)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	6,959	(2,522)	4,437
Putnam VT Large Cap Value Fund - Class IB	—	(55)	(55)
Templeton Foreign VIP Fund - Class 2	208	(313)	(105)
Templeton Global Bond VIP Fund - Class 1	1,801	(243)	1,558
Templeton Growth VIP Fund - Class 1	428	(532)	(104)
Templeton Growth VIP Fund - Class 2	58	(50.00)	8

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	20,684	(805)	19,879
AB VPS International Value Portfolio - Class A	222	(882)	(660)
AB VPS Large Cap Growth Portfolio - Class A	75	(10)	65
AB VPS Relative Value Portfolio - Class A	2,706	(373)	2,333
AB VPS Sustainable Global Thematic Portfolio - Class A	6,055	(491)	5,564
American Funds Global Growth Fund - Class 2	58,294	(4,073)	54,221
American Funds Global Small Capitalization Fund - Class 2	3,286	(612)	2,674
American Funds Growth Fund - Class 2	31,683	(11,631)	20,052
American Funds Growth-Income Fund - Class 2	18,371	(3,466)	14,905
American Funds International Fund - Class 2	7,991	(6,399)	1,592
DWS Equity 500 Index VIP Portfolio - Class A	11,740	(2,406)	9,334
DWS Small Cap Index VIP Portfolio - Class A	5,723	(712)	5,011
Fidelity® VIP Contrafund® Portfolio - Service Class	11,232	(6,001)	5,231
Fidelity® VIP Equity-Income Portfolio - Service Class	2,401	(133)	2,268
Fidelity® VIP Growth Opportunities Portfolio - Service Class	15	(50)	(35)
Fidelity® VIP Growth Portfolio - Service Class	21,105	(1,175)	19,930
Fidelity® VIP High Income Portfolio - Service Class	115	(110)	5
Fidelity® VIP Mid Cap Portfolio - Service Class	2,111	(1,393)	718
Fidelity® VIP Overseas Portfolio - Service Class	196	(436)	(240)
Franklin Income VIP Fund - Class 1	12,043	(778)	11,265
Franklin Mutual Shares VIP Fund - Class 1	10,573	(2,865)	7,708
Franklin Small-Mid Cap Growth VIP Fund - Class 1	8,170	(563)	7,607
Invesco V.I. American Franchise Fund - Series I Shares	203	(1,356)	(1,153)
Invesco V.I. Core Equity Fund - Series I Shares	179	(364)	(185)
Invesco V.I. EQV International Equity Fund - Series I Shares	1,100	(48)	1,052
Janus Henderson Balanced Portfolio - Institutional Shares	111	(157)	(46)
Janus Henderson Balanced Portfolio - Service Shares	6	(43)	(37)
Janus Henderson Enterprise Portfolio - Service Shares	1,739	(344)	1,395
Janus Henderson Global Research Portfolio - Institutional Shares	52	(496)	(444)
Janus Henderson Global Research Portfolio - Service Shares	29	(19)	10
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	79	(34)	45
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	77	(30)	47
LVIP American Century Balanced Fund - Standard Class II	—	(206)	(206)
LVIP American Century Inflation Protection Fund - Standard Class II	2,747	(492)	2,255
LVIP Baron Growth Opportunities Fund - Service Class	6,031	(3,774)	2,257
LVIP Baron Growth Opportunities Fund - Standard Class	149	(29)	120
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	8,640	(452)	8,188
LVIP BlackRock Global Allocation Fund - Standard Class	36,854	(1,620)	35,234
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,279	(244)	1,035
LVIP BlackRock Real Estate Fund - Standard Class	1,508	(487)	1,021
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	235	(62)	173
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	81	(543)	(462)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	70	(354)	(284)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,308	(709)	1,599
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	213	(235)	(22)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,845	(1,101)	744
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(7)	(7)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,079	(3,460)	(1,381)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	294	(115)	179
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	29,729	(1,155)	28,574
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2,312	(168)	2,144
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	169	(810)	(641)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,957	(1,876)	1,081
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	11,963	(2,017)	9,946

LLANY Separate Account R For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Government Money Market Fund - Standard Class	7,091	(10,006)	(2,915)
LVIP JPMorgan High Yield Fund - Standard Class	5,771	(603)	5,168
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,585	(211)	1,374
LVIP Macquarie Bond Fund - Standard Class	8,897	(2,788)	6,109
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	19,631	(3,469)	16,162
LVIP Macquarie Diversified Income Fund - Standard Class	9,430	(1,646)	7,784
LVIP Macquarie High Yield Fund - Standard Class	2,453	(659)	1,794
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,093	(642)	451
LVIP Macquarie Mid Cap Value Fund - Standard Class	7	(6)	1
LVIP Macquarie SMID Cap Core Fund - Standard Class	2,460	(1,344)	1,116
LVIP Macquarie Social Awareness Fund - Standard Class	50	(136)	(86)
LVIP Macquarie U.S. Growth Fund - Standard Class	1,051	(436)	615
LVIP Macquarie U.S. REIT Fund - Standard Class	12,357	(1,281)	11,076
LVIP Macquarie Value Fund - Standard Class	3,861	(1,993)	1,868
LVIP MFS International Growth Fund - Standard Class	16,514	(2,173)	14,341
LVIP MFS Value Fund - Standard Class	18,645	(357)	18,288
LVIP Mondrian Global Income Fund - Standard Class	7,204	(1,522)	5,682
LVIP Mondrian International Value Fund - Standard Class	2,603	(2,814)	(211)
LVIP SSGA Bond Index Fund - Standard Class	3,705	(256)	3,449
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	4,568	(280)	4,288
LVIP SSGA International Index Fund - Standard Class	15	(95)	(80)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(8)	(8)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	10,432	(364)	10,068
LVIP SSGA S&P 500 Index Fund - Standard Class	38,682	(3,031)	35,651
LVIP SSGA Small-Cap Index Fund - Standard Class	25,038	(1,005)	24,033
LVIP Structured Moderate Allocation Fund - Standard Class	605	(185)	420
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	8,043	(513)	7,530
LVIP T. Rowe Price 2040 Fund - Standard Class	—	(3)	(3)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	133	(394)	(261)
LVIP Vanguard Bond Allocation Fund - Standard Class	1,231	(93)	1,138
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	52	(269)	(217)
LVIP Vanguard International Equity ETF Fund - Standard Class	5,400	(1,296)	4,104
LVIP Wellington Capital Growth Fund - Standard Class	65	(1,402)	(1,337)
LVIP Wellington SMID Cap Value Fund - Standard Class	366	(1,217)	(851)
Macquarie VIP Emerging Markets Series - Standard Class	21,956	(4,156)	17,800
Macquarie VIP Small Cap Value Series - Standard Class	4,961	(2,784)	2,177
MFS® VIT Growth Series - Initial Class	192	(1,238)	(1,046)
MFS® VIT Total Return Series - Initial Class	398	(480)	(82)
MFS® VIT Utilities Series - Initial Class	4,722	(1,302)	3,420
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	5,083	(1,310)	3,773
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,232	(420)	1,812
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	(43)	(43)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	7,803	(2,396)	5,407
Putnam VT Large Cap Value Fund - Class IB	—	(51)	(51)
Templeton Foreign VIP Fund - Class 2	114	(448)	(334)
Templeton Global Bond VIP Fund - Class 1	610	(324)	286
Templeton Growth VIP Fund - Class 1	449	(914)	(465)
Templeton Growth VIP Fund - Class 2	34	(83)	(49)
7. Subsequent Events
Management evaluated subsequent events through April 22, 2025, the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise LLANY Separate Account R for Flexible Premium Variable Life Insurance (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s Auditor since 1999.
Philadelphia, Pennsylvania
April 22, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS International Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Relative Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Ultra Fund - Standard Class	As of December 31, 2024	For the period from August 23, 2024 through December 31, 2024	For the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Wellington Capital Growth Fund - Standard Class	N/A - the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024)
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024